As filed with the Securities and Exchange Commission on January 9, 2012

Securities Act File No. 333-178129

Investment Company Act File No. 811-05820

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(Address of Principal Executive Offices)

Telephone Number: (800) 497-3746 (Area Code and Telephone Number)

Kim G. Redding

President

Helios Total Return Fund, Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(Name and Address of Agent for Service)

Copies to:

Jonathan C. Tyras, Esq. Helios Total Return Fund, Inc. Three World Financial Center, 200 Vesey Street New York, New York 10281-1010	Michael R. Rosella, Esq. Paul Hastings LLP 75 E. 55th Street New York, New York 10022

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common stock,$0.01 par value	11,200,000	$6.14	$68,768,000	$7,880.82

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933.
(2)	Net asset value on December 30, 2011.
(3)	$114.60 of this amount was previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(800) 497-3746

January 9, 2012

Dear Shareholder:

A joint special meeting of shareholders (the “Special Meeting”) of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”), each a Maryland corporation, will be held on Monday, February 27, 2012 at 12:30 p.m. for the purpose of taking various actions in connection with the proposed reorganization of HSM into HTR.

More specifically, at the Special Meeting, the shareholders of HSM will be asked to consider reorganizing HSM into HTR (the “Reorganization”), a fund with similar (but not identical) investment objectives and investment policies and managed by the same portfolio management team at Brookfield Investment Management Inc. (the “Adviser”). Shareholders of HTR will be asked to consider issuing additional shares of common stock of HTR in connection with the Reorganization. Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus.

The Board of Directors of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. While you are welcome to attend the Special Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in person at the Special Meeting or choose one of the methods below to authorize proxies to vote your shares:

•	By touch-tone telephone;

•	By internet; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you do not vote using one of these methods, you may be contacted by Broadridge Investor Communication Solutions, Inc., our proxy solicitor, to vote your shares over the phone. If you would like additional information concerning either proposal, please call one of our service representatives at 866-615-7869 Monday through Friday between 9:30 a.m. — 9:00 p.m. (Eastern Time) and Saturday between 10:00 a.m. — 6:00 p.m. (Eastern Time). Your participation in this vote is extremely important.

As always, we appreciate your support.

Sincerely,

/s/ Kim G. Redding

KIM G. REDDING
President

Helios Strategic Mortgage Income Fund, Inc.
Helios Total Return Fund, Inc.

Please submit your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

January 9, 2012

IMPORTANT NOTICE

TO SHAREHOLDERS OF

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the proposals to be voted on.

Q:	Why is a shareholder meeting being held?

A:	For Shareholders of Helios Strategic Mortgage Income Fund, Inc. (HSM): You are being asked to vote on the reorganization (the “Reorganization”) of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) pursuant to which HSM will, among other things, transfer all of its assets and liabilities to Helios Total Return Fund, Inc. (“HTR”) (each, a “Fund” and together the “Funds”), a diversified, closed-end fund that pursues investment objectives and has investment policies that are similar (but not identical) to those of HSM and has the same investment adviser and portfolio manager as HSM.

For Shareholders of Helios Total Return Fund, Inc. (HTR): You are being asked to vote on the issuance of additional shares of common stock of HTR in connection with the Reorganization (the “Issuance”).

Q:	Why is the Reorganization being recommended?

A:	The Board of each Fund (each a “Board” and collectively, the “Boards”) anticipates that the Reorganization and Issuance will benefit shareholders of its respective Fund. As discussed more fully in the Joint Proxy Statement/Prospectus, the combined Fund is expected to provide enhanced investment flexibility for HSM shareholders as the investment guidelines for HTR, particularly its minimum ratings requirements for investments and ability to use a broader array of investment instruments are more flexible than those of HSM; lower portfolio trading cost, as the larger combined Fund is expected to experience a reduction in trading penalties that are paid by the smaller separate Funds when engaged in trading small share lots; the potential for a modestly lower operating expense ratio for HSM shareholders; the potential for the combined Fund to obtain better financing terms than each Fund could obtain separately due to its larger size; and the potential for enhanced market liquidity for the combined Funds’ shares of common stock which could positively impact the trading experience for the combined Fund’s shares. The Reorganization is not expected to materially impact the expense ratio of HTR or the dividend/share paid by HTR. While the dividend/share paid by HSM is currently marginally higher than the dividend/share paid by HTR (and expected to be paid by the combined Fund following the Reorganization), the Adviser believes that the current HSM dividend/share may not be sustainable given its more restrictive investment policies.

Q:	What happens if the Reorganization is not approved by HSM shareholders or the issuance of additional shares of common stock by HTR is not approved by HTR shareholders?

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A:	Completion of the Reorganization requires both the approval by HSM shareholders of the Reorganization and approval of HTR shareholders of the Issuance. If either the Reorganization or the Issuance is not approved by shareholders, then the Board will consider other options for HSM, as the Adviser does not believe that HSM’s current investment limitations provide for a substainable strategy given market conditions.

Q:	How similar are the Funds?

A:	Each Fund is a Maryland corporation and a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of each Fund consists of the same directors. Each Fund’s shares of common stock are listed on the New York Stock Exchange. The Funds have the same investment adviser, the same portfolio manager, and similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

HSM’s primary investment objective is to provide a high level of current income by investing primarily in Mortgage-Backed Securities (“MBS”) that, in the opinion of the Fund’s adviser, offer an attractive combination of credit quality, yield and maturity. HSM’s secondary investment objective is to provide capital appreciation.

HTR’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The principal differences between the investment policies of HTR and HSM are discussed below.

Under normal market conditions, HSM will be fully invested in Agency MBS, Non-Agency Residential MBS (“Non-Agency RMBS”), Commercial MBS (“CMBS”), and ABS. HSM will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. HSM may invest up to 20% of its total assets in securities that at the time of investment are below investment grade.

HTR also invests primarily in Agency MBS, Non-Agency RMBS, CMBS and ABS. However, HTR’s more flexible investment guidelines allow HTR to invest a greater percentage of HTR’s total assets in below investment grade securities and to invest in a broader array of investment instruments, including high yield high risk corporate securities.

Each Fund currently achieves leverage through the use of reverse repurchase agreements.

Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganization be effected?

A:	Assuming HSM’s shareholders approve the Reorganization and HTR shareholders approve the Issuance, HSM will transfer all of its assets to HTR in exchange for shares of common stock of HTR, and the assumption by HTR of all the liabilities of HSM. Thereafter, HSM will be dissolved in accordance with Maryland law, its Charter and Bylaws and the 1940 Act.

Shareholders of HSM: You will become shareholders of HTR. Holders of shares of common stock of HSM will receive newly issued shares of common stock of HTR, par value $0.01 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock

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of HSM you held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for fractional shares).

Shareholders of HTR: You will remain a shareholder of HTR.

Q:	At what prices have shares of common stock of HSM and HTR historically traded?

A:	Shares of common stock of each Fund have from time to time traded at, above and below their net asset values. As of October 31, 2011, HSM shares were trading at a 0.33% discount to its net asset value and HTR shares were trading at a 4.17% premium to its net asset value. There can be no assurance that, after the Reorganization, shares of common stock of HTR (as the combined Fund) will trade at, above or below net asset value. The market value of the shares of common stock of HTR as the combined Fund may be less than the market value of the shares of common stock of your Fund prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Special Meeting and the Reorganization?

A:	Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization and the Issuance, including the costs associated with the Special Shareholder Meeting, will be borne by each Fund in proportion to its net assets.

Such costs are estimated to be $205,840 in the aggregate, of which $53,176 is estimated to be paid by HSM and $152,664 is estimated to be paid by HTR. The Board of each Fund determined that the Reorganization costs were reasonable.

Q:	Will I have to pay any Federal taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of HSM will recognize no gain or loss for Federal income tax purposes in connection with the Reorganization. Additionally, HSM will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither HTR nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization.

On or prior to the closing date of the transactions with respect to the Reorganization (the “Closing Date”), the HSM board will authorize and HSM will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to HSM’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that HSM maintains its regulated investment company (“RIC”) status at all times up to and including the Closing Date. Such a distribution may be taxable to HSM’s shareholders for Federal income tax purposes.

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The Funds’ shareholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of HTR being solicited in connection with the Reorganization?

A:	Although HTR will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which HTR’s shares of common stock are listed) require HTR’s shareholders to approve the issuance of additional shares of common stock in connection with the Reorganization.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I authorize my proxy or vote at the Special Meeting?

A:	You may authorize your proxy by mail, phone or internet or vote in person at the Special Meeting (as defined). To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To authorize your proxy by phone or internet, you will need the “control number” that appears on the proxy card. You may vote in person at the Special Meeting by attending in person and filling out a ballot.

Q:	Can I revoke my proxy?

A:	Yes, if your shares of common stock are held in your name, you can revoke your proxy by: filing written notice of revocation before the Special Meeting with Broadridge Investor Communication Solutions, Inc., at the address shown on the front of this Joint Proxy Statement/Prospectus; signing a proxy bearing a later date; or voting in person at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Broadridge Investor Communication Solutions, Inc., the Funds’ proxy solicitor, at 866-615-7869.

Please submit your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

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HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

Three World Financial Center, 200 Vesey Street

New York, New York 10281-1010

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, FEBRUARY 27, 2012

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”), each a Maryland corporation, will be held at the offices of Brookfield Investment Management Inc., Three World Financial Center, 200 Vesey Street, 26th Floor, New York, New York 10281-1010, on Monday, February 27, 2012 at 12:30 p.m. for the following purposes:

1. Reorganization of Helios Strategic Mortgage Income Fund, Inc. into Helios Total Return Fund, Inc.

Shareholders of Helios Strategic Mortgage Income Fund, Inc. (HSM):

Proposal 1: The shareholders of HSM are being asked to consider and vote upon an Agreement and Plan of Reorganization between HSM and HTR (the “Reorganization Agreement”) and the transactions contemplated thereby, including the transfer of all the assets and liabilities of HSM to HTR and the termination of HSM’s registration under the 1940 Act and liquidation and dissolution pursuant to Maryland law.

2. Issuance of shares of common stock by Helios Total Return Fund, Inc.

Shareholders of Helios Total Return Fund, Inc. (HTR):

Proposal 2: The shareholders of HTR are being asked to consider and vote upon the issuance of additional shares of common stock of HTR in connection with the Reorganization Agreement.

Shareholders of record of each of HSM and HTR as of the close of business on December 29, 2011 are entitled to vote notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF HSM AND HTR REQUESTS THAT YOU AUTHORIZE PROXIES TO VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF HSM RECOMMENDS THAT YOU CAST YOUR VOTE:

–	FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

THE BOARD OF HTR RECOMMENDS THAT YOU CAST YOUR VOTE:

–	FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

JONATHAN C. TYRAS Secretary Helios Strategic Mortgage Income Fund, Inc. Helios Total Return Fund, Inc.

January 9, 2012

YOUR VOTE IS IMPORTANT.

PLEASE AUTHORIZE YOUR PROXY TO VOTE BY PROMPTLY SIGNING AND

RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING

INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

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The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated January 9, 2012

JOINT PROXY STATEMENT/PROSPECTUS

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

(800) 497-3746

JOINT SPECIAL MEETING OF SHAREHOLDERS

February 27, 2012

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and/or Helios Total Return Fund, Inc. (“HTR”), each a Maryland corporation and a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A joint special meeting (the “Special Meeting”) of shareholders of HSM and HTR (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Brookfield Investment Management Inc. (“BIM”), Three World Financial Center, 200 Vesey Street, 26th Floor, New York, New York 10281-1010, on Monday, February 27, 2012 at 12:30 p.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any postponements or adjournments thereof, the Board of Directors (each, a “Board”) of each Fund requests that you authorize your proxy to vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is January 13, 2012.

The purposes of the Special Meeting are:

1. Reorganization of Helios Strategic Mortgage Income Fund, Inc. into Helios Total Return Fund, Inc.

Shareholders of Helios Strategic Mortgage Income Fund, Inc. (HSM):

Proposal 1:The shareholders of HSM are being asked to consider and vote upon an Agreement and Plan of Reorganization between HSM and HTR (the “Reorganization Agreement”) and the transactions contemplated thereby, including the transfer of all assets and liabilities of HSM to HTR and the termination of HSM’s registration under the 1940 Act and liquidation and dissolution pursuant to Maryland law.

2. Issuance of common shares by Helios Total Return Fund, Inc.

Shareholders of Helios Total Return Fund, Inc. (HTR):

Proposal 2: The shareholders of HTR are being asked to approve the issuance of additional shares of common stock of HTR in connection with the Reorganization Agreement (the “Issuance”).

Shareholders of record of each of HSM and HTR as of the close of business on Thursday, December 29, 2011 are entitled to notice of, and to vote at the Special Meeting or any postponements or adjournments thereof.

For purposes of this Joint Proxy Statement/Prospectus, HTR as it would exist after the Reorganization is referred to as the “Combined Fund.” The Reorganization Agreement and the related transactions associated with the reorganization of HSM, including the transfer of assets and liabilities of HSM, the Issuance, the termination of HSM’s registration under the 1940 Act, the dissolution and liquidation of HSM and the liquidating distribution to HSM’s shareholders are referred to as the “Reorganization.”

The Reorganization seeks to combine two funds that are similar (but not identical). In the Reorganization, HSM will transfer all of its assets to HTR in exchange for shares of common stock of HTR, and the assumption by HTR of all liabilities of HSM. HSM will then be dissolved and terminated in accordance with its Charter, Bylaws, the 1940 Act and Maryland law. In connection with the Reorganization, the holders of outstanding common shares of HSM will receive newly issued common shares of HTR, par value $0.01 per share, in a liquidating distribution. The aggregate net asset value of HTR common shares received by the shareholders of HSM in the Reorganization will equal the aggregate net asset value of HSM common shares held by such shareholders immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional common shares).

HSM will terminate its registration under the 1940 Act in connection with the Reorganization and will be liquidated and dissolved pursuant to Maryland law. HTR will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

HSM and HTR would each continue to exist and operate on a stand-alone basis if either the shareholders of HSM do not approve the Reorganization or the shareholders of HTR do not approve the Issuance.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

—	A Statement of Additional Information, dated January 9, 2012, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) ;

—

The audited financial statements and related independent registered public accounting firm’s report for HSM and the financial highlights for HSM contained in the Fund’s annual report for the fiscal year ended November 30, 2010 and the financial highlights for HSM contained in the Fund’s unaudited semi-annual report for the fiscal period ended May 31, 2011; and

—

The audited financial statements and related independent registered public accounting firm’s report for HTR and the financial highlights for HTR contained in the Fund’s annual report for the fiscal year ended November 30, 2010 and the financial highlights for HTR contained in the Fund’s unaudited semi-annual report for the fiscal period ended May 31, 2011.

Copies of the foregoing may be obtained without charge by calling (800) 497-3746 or writing to the Funds at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of Helios Total Return Fund, Inc. are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “HTR” and will continue to be so listed subsequent to the Reorganization. The common shares of Helios Strategic Mortgage Income Fund, Inc. are listed on the NYSE under the ticker symbol “HSM” and will be delisted from the NYSE following the Reorganization. Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of HTR in connection with the issuance of HTR common shares in the Reorganization. This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact the Funds at (800) 497-3746.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is January 9, 2012.

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TABLE OF CONTENTS

(continued)

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATION OF HSM INTO HTR

The Proposed Reorganization

The Board of each Fund, including the directors who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization. If the shareholders of HSM approve the Reorganization and the shareholders of HTR approve the issuance of additional HTR common shares in connection with the Reorganization (see “Proposal 2: Issuance of HTR common shares”), HSM will transfer all of its assets to HTR in exchange for shares of common stock of HTR, and the assumption by HTR of all the liabilities of HSM. Thereafter, HSM will be dissolved and terminated in accordance with its Charter, Bylaws, the 1940 Act and Maryland law and the holders of HSM common shares will receive shares of common stock of HTR in a liquidating distribution.

The aggregate net asset value (not the market value) of HTR common shares received by HSM’s shareholders in the Reorganization will equal the aggregate net asset value (not the market value) of the HSM common shares held immediately prior to the Reorganization, less the costs of the Reorganization. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of HSM or HTR prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization seeks to combine two funds that are managed by the same investment adviser and the same portfolio management team and that have similar, but not identical, investment objectives and policies. The Board of HSM (the “HSM Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of HSM. The Board of HTR (the “HTR Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of HTR (collectively, the HSM Board and the HTR Board are referred to as the “Board”).

In considering the Reorganization, the Board reviewed substantial information provided by Brookfield Investment Management Inc., investment adviser to each of the Funds (the “Adviser”). In considering such information, the Board took into account that in presenting this recommendation the Adviser may be subject to a conflict of interest, as the Adviser would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios with slightly different investment policies) if the Reorganization is effected. The Board also took into account that over a period of time it had discussed with the Adviser the potential benefits of combining the two Funds, given the similarity of their investment mandates.

The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Independent Directors also discussed these matters with their own counsel.

At the same time as it proposed the Reorganization, the Adviser also proposed to the HTR Board, and the HTR Board approved, certain changes to HTR’s investment policies. These changes will take effect on February 1 2012, regardless of whether the Reorganization is approved, and would be reflected in the Combined Fund. In considering the Adviser’s recommendations, the Board took into account these new policies as in effect for HTR. In presenting its recommendation to the Board, the Adviser discussed with the Board, among other things, its views regarding the following:

(1) that HSM’s investment guidelines were unduly restrictive and were increasingly likely to inhibit HSM from continuing to achieve its investment objective and could also result in the inability of HSM to sustain its current dividend rate. In this regard, the Adviser noted:

(i) the Combined Fund’s ability to invest up to 60% of its total assets in below investment grade securities, as compared to HSM’s 20% limitation on such investment,

(ii) the Combined Fund’s ability to invest up to 15% of its total assets in derivative mortgage backed securities to better manage duration and income risk and HSM’s inability to use such derivatives, and

(iii) the Combined Fund’s ability to invest up to 25% of its total assets in corporate debt securities rated B or higher and HSM’s inability to invest in such securities.

The Adviser also discussed with the HSM Board the fact that these more flexible guidelines would result in certain increased risks, such as increased credit risk as a result of increased investment in below investment grade securities, risks associated with derivative mortgage backed securities and corporate debt risks. The Adviser discussed its risk management process, noting its deep research capabilities which seeks to differentiate the risk profiles of different issuers that are rated similarly by the rating agencies. The Adviser further noted that this increased risk was, in its view, appropriate given current market conditions and yields available on below investment grade securities, particularly compared to the very low interest rates available on investment grade securities.

(2) that the Combined Fund, with its greater investment flexibility, was better equipped to maintain a competitive dividend rate into the future than HSM would be. In this regard the Adviser noted that the current per share dividend rate for HSM was $0.0525 and that the current per share dividend rate for HTR was $0.0475. In addition, the Adviser discussed its view that without a liberalization of HSM’s investment policies, HSM would be unlikely to sustain its current dividend rate going forward.

(3) that the Combined Fund’s larger size was expected to result in better portfolio trading than each Fund could obtain trading separately, as larger trading lot sizes should result in a meaningful reduction in discounts and penalties incurred when trading small lot sizes. The

Adviser reviewed with the Board the impact of penalties associated with trading smaller lot sizes and the expected benefits to each Fund from reducing such penalties,

(4) that the Combined Fund, with its larger portfolio, was expected to receive improved financing terms when engaging in certain leverage strategies, such as engaging in reverse repurchase agreements, and

(5) that HSM shareholders could expect to realize certain marginal reductions in total fund operating expenses, in the range of approximately 0.20%, as a direct result of the Reorganization. The Adviser noted that the expense ratio of HTR was not expected to change, except perhaps to be slightly reduced, as a direct result of the Reorganization. However, the Adviser also noted that as a result of recent changes in the custodian and fund accountant, and reduced fees associated with those changes, the expense ratio for the Combined Fund was expected to be approximately 1.61%, a decrease of 0.27% for HSM shareholders and 0.09% for HTR shareholders from current levels.

In addition, the Board of each Fund discussed with the Adviser the effect of the Reorganization on any potential settlements that either Fund may receive from outstanding MBS litigation (“litigation”) on certain securities held by the Funds. The Board noted that any potential settlements received on HSM securities would be shared among a larger pool of shareholders in HTR but also noted that HSM shareholders would participate in any potential settlements that HTR may receive. The Board of each Fund further noted that with respect to the litigation, there was no guarantee of any recovery for either Fund.

After consideration of these and other factors, the Board, including all of the Independent Directors, approved the Reorganization at a meeting held on November 17, 2011. In approving the proposed Reorganization, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization.

The primary factors considered by the Board of each Fund with regard to the Reorganization include, but are not limited to, the following:

(1) that each Fund currently has the same management fee of 0.65% of the Fund’s average weekly net assets and that management fee would remain unchanged after the Reorganization. That the Combined Fund is expected to have a modestly lower total expense ratio than that of HSM as a direct result of the Reorganization and that HTR is not expected to experience an increase in its total expense ratio as a result of the Reorganization. The Board considered that the Combined Fund could be expected to achieve other certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base,

(2) the HSM Board considered the enhanced investment flexibility offered by the Combined Fund’s investment guidelines, as well as the associated risks of certain of these strategies. Both the HSM and the HTR Board considered the potential portfolio benefits associated with having a larger portfolio, including benefits relating to obtaining improved terms for leverage financing and reduction in penalties associated with small share lot trades,

(3) the HSM Board considered the Adviser’s views as to the sustainability of HSM’s dividend rate under its current investment guidelines. The HTR Board also considered that while the per share dividend rate of HTR was not expected to change as a result of the Reorganization, the Combined Fund was expected to generate additional income to help sustain its current dividend rate,

(4) The HSM Board considered that while HSM was trading at a small discount to net asset value, HTR was trading at a small premium to its net asset value. While both Board’s considered the possible benefits of increased trading volume for the Combined Fund, the Board also noted that both Funds since their inception had at times traded at a premium or at a discount to their net asset value and concluded that it had no reason to believe that the Reorganization would result in any particular impact on the trading price of the Combined Funds’ shares,

(5) that shareholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”),

(6) that shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, which is the same team responsible for managing HSM and HTR, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund,

(7) that shareholders will receive substantially the same services after the Reorganization,

(8) that the aggregate net asset value of the shares of the Combined Fund that HSM shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the HSM shares owned by HSM Shareholders immediately prior to the Reorganization, and the net asset value of HSM shares or HTR shares will not be diluted as a result of the Reorganization, and

(9) that the cost of the Reorganization is expected to be borne by both Funds based on their relative net assets.

Considering these and other reasons, the Board of HSM unanimously concluded that completion of the Reorganization is advisable and in the best interests of HSM and its shareholders and that the interests of the shareholders of HSM will not be diluted as a result of the Reorganization. The Board of HTR similarly deemed the Issuance to be advisable and in the best interests of HTR and its shareholders and that the interests of the shareholders of HTR will not be diluted as a result of the Issuance. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.” If the Reorganization is not approved by the shareholders of HSM or if the Issuance is not approved by the shareholders of HTR, then the Board will consider other options for HSM, as the Adviser does not believe that HSM’s current investment limitations provide for a sustainable strategy given market conditions.

Expenses

For the twelve-month period ended May 31, 2011, the total expense ratios on an annualized basis of HSM and HTR were 1.88% and 1.70%, respectively. The Funds estimate that if the Reorganization had been in effect for the twelve-month period ended May 31, 2011, the total expense ratio for the Combined Fund would have been 1.68% on a pro forma basis, representing a reduction in the total expense ratio of 0.20% for HSM and 0.02% for HTR, each as a percentage of average net assets attributable to common shares. The Funds further estimate that if certain lower custodial and fund accounting fees associated with recent changes in the custodian and fund accountant had been in effect for the twelve-month period ended May 31, 2011, this would have resulted in a total expense ratio for the Combined Fund after the completion of the Reorganization of 1.61% on a pro forma basis, representing a reduction in the total expense ratio of 0.27% for HSM and 0.09% for HTR, each as a percentage of average net assets attributable to common shares.

Appraisal Rights

Shareholders of HTR and HSM do not have appraisal rights for their common shares because the common shares of HTR and HSM are traded on the NYSE.

Comparison of the Funds

A summary comparison of the significant investment strategies and operating policies used by the Funds as of the date of the Special Meeting is set forth in the table below. See “Proposal 1: The Reorganization of HTR and HSM—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies of the Combined Fund will be those of HTR. Please note, those changes in investment policies of HTR recently approved by the HTR Board and which will take effect on February 1, 2012, regardless of whether the Reorganization is approved, are bolded.

HTR Investment Objective	HSM Investment Objective

The Fund’s investment objective is to provide high total return, including short-and long-term capital gains and a high level of current income, through the management of a portfolio of securities.	The Fund’s primary investment objective is to provide a high level of current income by investing primarily in mortgage backed securities (“MBS”) that, in the opinion of the Adviser, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation.

HTR Principal Investment Strategy	HSM Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing at least 60% of its assets in: residential and commercial MBS that are (i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or (ii) at the time of investment, investment grade securities (which are securities rated BBB-or above by Standard and Poor’s (“S&P”) or Fitch IBCA (“Fitch”), Baa3 or above by Moody’s Investors Service, Inc. (“Moody’s”) or, if non-rated, are determined by the Adviser to be of comparable credit quality) (S&P, Fitch and Moody’s are collectively referred to herein as the “ Rating Agencies”); real estate-related ABS that are, at the time of investment, rated A-/A3 or above by any of the Ratings Agencies; and U.S. Government securities, including obligations of agencies and instrumentalities of the U.S. Government.

Please note, regardless of whether or not the Reorganization is consummated, as of February 1, 2012, the principal investment strategy of HTR is changing from the above to:

The Fund will invest at least 80% of its total assets in MBS, and may invest up to 20% of its total assets in U.S. government securities, or cash or other short-term instruments. The Fund’s investments in MBS will include Agency MBS, Non-Agency RMBS, and CMBS. The Fund may invest up to 10% of its total assets in ABS secured by pools of assets, such as credit card receivables or automobile loans, that may not represent interests in real estate. Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency RMBS, CMBS, and ABS.

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are

-securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

- rated within the four highest investment grades by at least

Under normal market conditions, HTR will invest at least 40% of its total assets in the following

•       Securities issued and/or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

•       Residential MBS and CMBS rated BBB- and above;

•       Real estate related asset-backed securities rated BBB- and above; and

•       Cash

HTR may invest the remaining 60% of its total assets in the following:

•       High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above.

•       Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investments in subprime Residential MBS applies regardless of credit rating.

one rating agency (Baa3,

BBB- or better by Moody’s, S&P or Fitch), or

- unrated but judged to be of comparable quality by the Adviser.

The Fund may invest up to 20% of its total assets in securities that at the time of investment are below investment grade quality, including securities rated Ba, BB or B by Moody’s, S&P or Fitch, or that are unrated.

Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” and “high risk high yield bonds.” The Fund will not invest in corporate bonds, other than those primarily secured by interests in real estate. The Fund will not invest in interest-only, principal-only or inverse floating rate securities.

•        Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B.

•        Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans.

•        Investment grade corporate securities, including debt securities, convertible securities and preferred stock.

•        Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

[Intentionally left blank, please see page 13 for additional information regarding HSM]

•       Shares of closed-end funds whose principal investments are debt securities.

•       Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INVFLT) and inverse interest-only (IIO) stripped mortgage-backed securities.

•       Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.

•       Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit.

•        Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of our Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Adviser follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Adviser. If a security’s ratings from such NRSROs are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Adviser considers the retention advisable. Although the Adviser will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Adviser when evaluating potential investments for the Fund.

HTR Leverage	HSM Leverage

The Fund intends, subject to applicable law and the maintenance limitations for preferred shares, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing.

The Fund intends to use leverage representing not more than

33 1/3% of the Fund’s total assets. The Fund will borrow primarily using reverse repurchase agreements. A reverse repurchase agreement is a form of collateralized borrowing in which the Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest.

The Fund may, but does not currently intend, to offer preferred shares under a separate prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage.

HTR Hedging Transactions	HSM Hedging Transactions
The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.	The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.

Fund Guidelines Comparison

The following table compares percentage limitations applicable to certain types of investments made by the Funds. Where the Combined Fund has a limitation that is different from either HSM or HTR, the percentage represents a limitation approved by the HTR Board that will be applicable to HTR beginning on February 1, 2012, regardless of whether the Reorganization is approved.

Rule	HSM	HTR	Combined
Sub Investment Grade	Max 20%	Max 40%	Max 60%
Subprime Mortgage Backed Securities	Max 100%	Max 100%	Max 25%
Derivative RMBS	Prohibited	Max 15%	Max 15%
US Government Securities	Max 20%
Agency MBS		Min 60%
Real Estate MBS rated BBB- or above	Min 80%**		Min 40%
Real Estate ABS Rated BBB- or above*
CASH
Non-Real Estate ABS	Max 10%	Max 40%	Max 25%
Corporate Securities principally BB or B	Prohibited	Max 40%	Max 25%
Allocation to any MBS Sector	Max 50%	No Limit	No Limit
	Min 15%	No Limit	No Limit
Options on Futures	Permitted	Not stated	Permitted
Eurodollar Futures Contracts and Options thereon	Permitted	Not stated	Permitted
*	HTR requires A- or above. Proposing to adjust the guideline to read Non-Real Estate ABS Rated BBB- or above

**	Includes US Government Securities

Further Information Regarding the Reorganization

The HSM Board has determined that the Reorganization is advisable and in the best interests of HSM and the shareholders of HSM and that the interests of such shareholders will not be diluted as a result of HSM’s Reorganization. Similarly, the HTR Board has determined that the Reorganization, including the Issuance, is advisable and in the best interests of HTR and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in either of the individual Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of HSM will recognize no gain or loss for Federal income tax purposes upon the exchange of their HSM common shares for HTR common shares pursuant to the Reorganization. Additionally, HSM will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither HTR nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that HSM and HTR receive an opinion from Paul Hastings LLP (“Paul Hastings”), dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The HSM Board requests that shareholders of HSM approve HSM’s proposed Reorganization at the Special Meeting to be held on Monday, February 27, 2012 at 12:30 p.m. Shareholder approval of the Reorganization requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.” The HSM Board recommends that shareholders of HSM vote “FOR” the Reorganization.

PROPOSAL 2: ISSUANCE OF HTR COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of HTR and HSM,” HTR will issue additional HTR common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will result in no reduction of the net asset value of HTR common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by HTR or its shareholders pursuant to the Reorganization. The HTR Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of HTR. In particular, the HTR Board reviewed data presented by the Adviser showing that HTR will experience a reduced total expense ratio as a result of the proposed Reorganization. If the Reorganization is approved, the Combined Fund will maintain HTR’s management fee rate of 0.65% of HTR’s average weekly net assets.

The HTR Board requests that shareholders of HTR approve the Issuance in connection with the Reorganization at the Special Meeting to be held on Monday, February 27, 2012 at 12:30 p.m. The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the Issuance in connection with the Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter 2012. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The HTR Board recommends that shareholders of HTR vote “FOR” the issuance of additional HTR common shares in connection with the Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and strategies, HSM and the HTR have similar risks. A discussion of the principal risks of investing in the Funds is set forth below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of the Funds. The Combined Fund will have the same risks as HTR.

Each Fund has the following risks.

Market Discount Risk. The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values, but may trade at a premium. In the past, common shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. The Fund cannot predict whether its common shares will trade at, above or below net asset value in the future. The value of the debt securities in the Fund’s investment portfolio and its net asset value will fluctuate, generally inversely, with changes in interest rates. The possibility that common shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund’s net asset value will decrease. The Fund will employ various hedging techniques to hedge against the negative fluctuations in net asset value that may result from certain changes in interest rates.

In an effort to reduce or eliminate a market value discount from net asset value, the Fund will consider at least once annually, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchasing common shares in the open market or tendering for common shares at net asset value as of the close of business on the date that the repurchase or tender offer ends, in either case in amounts deemed advantageous to the Fund and the holders of common shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of common shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and any investment guidelines established in connection with preferred shares. There can be no assurance that the Board of Directors will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the common shares.

Interest Rate Risk. The prices of bonds tend to fall as interest rates rise. Interest rate risk is the risk that the bonds in the Fund’s portfolio will decline in value because of increases in market interest rates. A decline in the prices of the bonds owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund’s common shares. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than securities with shorter maturities. The Fund’s use of leverage, as described below, may tend to increase the Fund’s interest rate risk.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Credit Risk. Credit risk is the risk that one or more bonds in the Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities are more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default.

Prepayment Risk. For certain types of MBS and real-estate related ABS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Bond Market Risk. The value of debt securities tends to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s net asset value, which in turn is likely to cause a corresponding decline in the market price of the common shares.

Investing in MBS and ABS involves certain risks. The yield spreads of the Fund’s securities, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury and Agency securities. The amount of public information available about the MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock fund or corporate bond fund. The secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

Residential Mortgage Backed Securities (“RMBS”). The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities (“CMBS”). CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Asset Backed Securities (“ABS”). ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

High Yield High Risk Mortgage Securities. Investors should recognize that below investment grade and unrated mortgage securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or

CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the Rating Agencies represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Less Marketable and Illiquid Securities. Under certain market conditions, a substantial portion of the Fund’s portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

Leverage Risk. The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for shareholders. The Fund’s leverage strategy may not be successful, and creates two major types of risks for shareholders: (1) the likelihood of greater volatility in the net asset value and market price of the common shares because the Fund may, with borrowed money, invest in securities which lose value, thereby increasing the amount of loss incurred by the investor, and (2) the possibility that net income will fall if the Fund’s borrowing costs from leverage exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money.

Interest Rate Transactions Risk. Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The value of the Fund’s interest rate swaps could increase or decrease, with a corresponding impact on the net asset value of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund’s net asset value. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, a default could adversely affect the net asset value of the common shares.

Hedging Transactions. The Fund may employ a variety of other hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.

While the use of hedging transactions is intended to minimize the risk of loss resulting from a decline in the value of portfolio securities covered by the hedging transactions, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

Anti-Takeover Provisions. Each Fund’s charter (the “Charter”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Charter could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares.

The following risk applies only to HSM.

Economic Sector Risk. Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency RMBS, CMBS or ABS. This may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate, and increase the potential for fluctuation in the net asset value of the Fund’s common shares.

The following risks apply only to HTR.

Subordinated CMOs. The Fund may invest to a significant degree in subordinated classes of CMOs. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as for other fixed income securities.

To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost.

Derivative Mortgage Backed Securities (“DMBS”). The yield on DMBS are generally higher than prevailing market yields on MBS because their market prices are more volatile and there is a greater risk that the initial investment will not be fully recouped. The cash flows and yields on DMBS may be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, or to changes in an index on which a floating rate of interest on the classes may be based in a leveraged manner. In addition, certain CMBS interest-only (“IO”) classes are subordinated to more senior classes within the CMBS issue, and thus bear substantial credit risk.

Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options theron are U.S. dollar-denominated furtues contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceeding day.

See “Risk Factors and Special Considerations” in the Statement of Additional Information for a further discussion of factors affecting the Funds’ common shares.

Risks Related to the Reorganization

Expenses

While the Funds currently estimate that the Reorganization will result in reduced aggregate expenses of the Funds by approximately $148,102 per year if the Reorganization is completed, the realization of these reduced expenses may take longer than expected to be realized or may not be realized at all. After the Reorganization, the Combined Fund is expected to incur lower total expenses on a per common share basis than is currently incurred by HSM. The Combined Fund may also incur modestly lower total expenses on a per common share basis that HTR. However, the Combined Fund may incur higher total expenses for a period due to expenses associated with the Reorganization prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

The Board of HSM believes that its Fund’s shareholders should realize lower total expense ratios on an annualized basis after the Reorganization than they would realize if the Reorganization did not occur after the expenses associated with the Reorganization have been paid. For the twelve-month period ended May 31, 2011, the total expense ratios on an annualized basis of HSM and HTR were 1.88% and 1.70%, respectively. The Funds estimate that if the Reorganization had been in effect for the twelve-month period ended May 31, 2011, the total expense ratio for the Combined Fund would have been 1.68% on a pro forma basis, representing a reduction in the total expense ratio of 0.20% for HSM and 0.02% for HTR, each as a percentage of average net assets attributable to common shares. The Funds further estimate that if certain lower custodial and fund accounting fees associated with recent changes in the custodian and fund accountant had been in effect for the twelve-month period ended May 31, 2011, this would have resulted in a total expense ratio for the Combined Fund after the completion of the Reorganization of 1.61% on a pro forma basis, representing a reduction in the total expense ratio of 0.27% for HSM and 0.09% for HTR, each as a percentage of average net assets attributable to common shares. There can be no assurance that future expenses will not increase or that any expense savings will be realized.

Each Fund has incurred expenses related to the Reorganization. HSM and HTR will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be allocated to each Fund in proportion to their net assets. Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because each Fund (and not the Adviser) is responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Proposal, such Fund will continue to be responsible for the expenses arising from the proposed Reorganization even though the proposed Reorganization will not occur and those expenses may be material. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of May 31, 2011

The table below illustrates the anticipated reduction in total expenses expected as a result of the Reorganization. The table sets forth (i) the total expenses paid by each Fund for the twelve-month period ended May 31, 2011 and (ii) the pro forma total expenses for the Combined Fund, assuming the Reorganization had been in effect for the period ended May 31, 2011.

	HSM	HTR	HTR Pro Forma Combined Fund[1]
Shareholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	0.65%	0.65%	0.65%
Administration Fees	0.20%	0.20%	0.20%
Interest and Fees on Leverage	0.43%	0.51%	0.46%
Other Expenses	0.60%	0.34%	0.37%
Total Annual Expenses	1.88%	1.70%	1.68%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in HSM and HTR without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the total expense ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
HSM	$19	$59	$102	$220
HTR	$17	$54	$92	$201
HTR Pro Forma Combined Fund	$17	$53	$91	$199

The example set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

HTR and HSM will bear expenses incurred in connection with the Reorganization that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be allocated to each Fund in proportion to their net assets. Such expenses are estimated to be $205,840 in the aggregate, of which $152,664 is estimated to be attributable to HTR and $53,176 is estimated to be attributable to HSM.

1 The Funds further estimate that if certain lower custodial and fund accounting fees associated with recent changes in the custodian and fund accountant had been in effect for the twelve-month period ended May 31, 2011, this would have resulted in a total expense ratio for the Combined Fund after the completion of the Reorganization of 1.61% on a pro forma basis, representing a reduction in the total expense ratio of 0.27% for HSM and 0.09% for HTR, each as a percentage of average net assets attributable to common shares.

REASONS FOR THE REORGANIZATION

The Board of each Fund considered the Reorganization at a meeting held on November 17, 2011. Prior to the November 17, 2011 meeting, the Board of each Fund received a memorandum from Adviser providing the Board of each Fund with information regarding the Reorganization, including the reasons for proposing the Reorganization. The Directors also received a memorandum from Fund counsel regarding the findings to be made under the 1940 Act and their duties under Maryland law with respect to the Reorganization. The Independent Directors also discussed these matters with their own counsel. At the November 17, 2011 meeting, the Board considered all of the information presented and discussed the proposed Reorganization with the Adviser. The Board also received a presentation from the portfolio manager regarding the benefits associated with managing one Combined Fund with a larger asset base. Based on all of the information considered, the Board determined to approve the Reorganization and to recommend that the shareholders of HSM approve the Reorganization. The Board, including the Independent Directors, also determined that the Reorganization would be in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganization. In making these determinations, the Board considered, among other things, the following:

(1) that each Fund currently has the same management fee of 0.65% of the Fund’s average weekly net assets and that management fee would remain unchanged after the Reorganization. That the Combined Fund is expected to have a modestly lower total expense ratio than that of HSM as a direct result of the Reorganization and that HTR is not expected to experience an increase in its total expense ratio as a result of the Reorganization. The Board of each Fund considered that the Combined Fund could be expected to achieve other certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base,

(2) the HSM Board considered the enhanced investment flexibility offered by the Combined Fund’s investment guidelines, as well as the associated risks of certain of these strategies. Both the HSM and the HTR Board considered the potential portfolio benefits associated with having a larger portfolio, including benefits relating to obtaining improved terms for leverage financing and reduction in penalties associated with small share lot trades,

(3) the HSM Board considered the Adviser’s views as to the sustainability of HSM’s dividend rate under its current investment guidelines. The HTR Board also considered that while the per share dividend rate of HTR was not expected to change as a result of the Reorganization, the Combined Fund was expected to generate additional income to help sustain its current dividend rate,

(4) the HSM Board considered that while HSM was trading at a small discount to net asset value, HTR was trading at a small premium to its net asset value. While both Boards considered the possible benefits of increased trading volume for the Combined Fund, each Board also noted that both Funds since their inception had at times traded at a premium or at a discount to their net asset value and concluded that it had no reason to believe that the Reorganization would result in any particular impact on the trading price of the Combined Funds’ shares,

(5) that shareholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code,

(6) that shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, which is the same team responsible for managing HSM and HTR, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund,

(7) that shareholders will receive substantially the same services after the Reorganization,

(8) that the aggregate net asset value of the shares of the Combined Fund that HSM shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the HSM shares owned by HSM Shareholders immediately prior to the Reorganization, and the net asset value of HSM shares or HTR share will not be diluted as a result of the Reorganization, and

(9) that the cost of the Reorganization is expected to be borne by both Funds based on their relative net/total assets.

Considering these and other reasons, the Board of HSM unanimously concluded that completion of the Reorganization is in the best interests of HSM and its shareholders and that the interests of the shareholders of HSM will not be diluted as a result of the Reorganization. The Board of HTR similarly approved the Issuance in connection with the Reorganization as in the best interests of HTR and its shareholders and that the interests of the shareholders of HTR will not be diluted as a result of the Issuance. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.” If the Reorganization is not approved by the shareholders of HSM or if the Issuance is not approved by the shareholders of HTR, then the HSM Board will consider other options for as the Adviser does not believe that HSM’s current investment strategies are in the best interests of shareholders over the longer term.

PROPOSAL 1: THE REORGANIZATION OF HTR AND HSM

The Reorganization seeks to combine two funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund’s common shares are listed on the NYSE. The Funds have the same investment adviser and portfolio manager.

The Board of each Fund, including the Independent Directors, has unanimously approved the Reorganization Agreement and the transactions contemplated thereby, including the transfer of all assets and liabilities of HSM to HTR and the termination of HSM’s registration under the 1940 Act and liquidation and dissolution pursuant to Maryland law. If the shareholders of HSM approve the Reorganization Agreement, including the Reorganization, and the shareholders of HTR approve the issuance of additional HTR common shares in connection with the Reorganization (see “Proposal 2: Issuance of HTR common shares”), HSM will terminate its registration under the 1940 Act and liquidate and dissolve pursuant to Maryland law. HTR will continue to operate after the Reorganization as a registered, diversified, NYSE-listed, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The aggregate net asset value of HTR common shares received by HSM’s shareholders in the Reorganization will equal the aggregate net asset value of the HSM common shares held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for their fractional common shares). In the Reorganization, shareholders of HSM will receive common shares of HTR based on the relative net asset values, not the market values, of HSM common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of HSM prior to the Reorganization.

The Boards have reviewed data presented by the Adviser, and believe that the Reorganization generally would result in a reduced total expense ratio for HSM, and potentially more modest expense reductions for HTR, as certain fixed costs would be spread across the Combined Fund’s larger asset base. If the Reorganization is approved, the Combined Fund will maintain HTR’s management fee rate of 0.65% of HTR’s average weekly net assets.

In approving the proposed Reorganization, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganization is advisable and in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Directors, approved the Reorganization at a meeting held on November 17, 2011.

Considering these and other reasons, the Board of HSM unanimously concluded that completion of the Reorganization is advisable and in the best interests of HSM and its shareholders and that the interests of the shareholders of HSM will not be diluted as a result of the Reorganization. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole with respect to HSM and its shareholders, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.”

If the Reorganization or the Issuance is not approved by shareholders, then the Board will consider other options for HSM, as the Adviser does not believe that HSM’s current investment strategies are in the best interests of shareholders over the longer term.

The HSM Board has determined that the Reorganization is advisable and in the best interests of HSM and the shareholders of HSM and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the HTR Board has determined that the Reorganization, including the Issuance, is advisable and is in the best interests of HTR and its shareholders and that the interests of such shareholders will not be diluted as a result. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in either of the separate Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of HSM will recognize no gain or loss for Federal income tax purposes upon the exchange of their HSM common shares for HTR common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, HSM will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither HTR nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that HSM and HTR receive an opinion from Paul Hastings LLP (“Paul Hastings”), dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The HSM Board requests that shareholders of HSM approve HSM’s proposed Reorganization at the Special Meeting to be held on Monday, February 27, 2012 at 12:30 p.m. Shareholder approval of the Reorganization requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The HSM Board recommends that shareholders of HSM vote “FOR” the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

The structure, organization and investment policies of the Funds are substantially similar. Each Fund is a diversified closed-end management investment company registered under the 1940 Act. Each Fund’s common shares are also listed for trading under the NYSE.

Investment Objectives.

HSM’s primary investment objective is to provide a high level of current income by investing primarily in MBS that, in the opinion of the Fund’s Adviser, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. The Fund’s objectives are fundamental and cannot be changed without the approval of the shareholders.

HTR’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without the approval of shareholders.

Principal Investment Strategies.

HSM: Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS (securities backed by interests in real estate) and may invest up to 20% of its total assets in U.S. government securities, or cash or other short-term instruments. The Fund may invest up to 10% of its total assets in ABS secured by pools of assets, such as credit card receivables or automobile loans, that may not represent interests in real estate. Under normal market conditions, the Fund will be fully invested in Agency MBS, Non-Agency RMBS, CMBS, and ABS.

HTR: The Fund seeks to achieve its investment objective through the following investment policies. These investment policies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval. The Fund invests at least 60% of its assets in the following: residential and commercial MBS that are (i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or (ii) at the time of investment, investment grade securities (which are securities rated BBB- or above by S&P or Fitch, Baa3 or above by Moody’s, or, if non-rated, are determined to by the Adviser to be of comparable credit quality); real estate-related ABS that are, at the time of investment, rated A-/A3 or above by any of the Ratings Agencies; and U.S. Government securities, including obligations of agencies and instrumentalities of the U.S. Government. The balance of the Fund’s assets will be invested in: high yield high risk mortgage securities; high yield high risk corporate securities; non-real estate-related ABS, rated A-/A3 or above by any of the Ratings Agencies; investment grade corporate securities, including debt securities, convertible securities and preferred stock; investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock; shares of closed-end funds whose principal investments are debt securities; and DMBS.

Please note, regardless of whether or not the Reorganization is consummated, as of February 1, 2012, the principal investment strategy of HTR is changing from the above to the following:

Under normal market conditions, HTR will invest at least 40% of its total assets in the following:

—	Securities issued and/or guaranteed by the U.S. government or one of its agences or instrumentalities;
—	Residential MBS and CMBS rated BBB-and above;
—	Real estate related asset-backed securities rated BBB-and above; and
—	Cash

HTR may invest the remaining 60% of its total assets in the following:

—

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above

—	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investment in subprime Residential MBS applies regardless of credit rating.

—

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B.

—

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans.

—	Investment grade corporate securities, including debt securities, convertible securities and preferred stock.
—	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.
—	Shares of closed-end funds whose principal investments are debt securities.
—

Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have seecific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities.

—	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.
—	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit.
—	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of our Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Adviser follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Adviser. If a security’s ratings from such NRSROs, are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Adviser considers the retention advisable. Although the Adviser will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Adviser when evaluating potential investments for the Fund.

Use of Leverage

HSM: The Fund intends to utilize leverage representing not more than 33 1/3% of the Fund’s total assets. The Fund will borrow funds primarily using reverse repurchase agreements, although it may use other sources of borrowing if these are deemed advantageous to shareholders. Based on the Adviser’s assessment of market conditions, the Adviser may increase or decrease the amount of leverage used.

The Adviser believes that under normal market conditions for a portfolio with a substantial allocation to U.S. government securities, reverse repurchase agreements provide a low cost form of financing. A reverse repurchase agreement is a form of collateralized borrowing. Under a reverse repurchase agreement, the Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest to an agreed-upon maturity date. To collateralize the borrowing, the Fund places liquid high grade securities having a value not less than the borrowed amount in a segregated account with the custodian of the counterparty. The collateral’s market value is re-evaluated daily, and the borrowing is subject to minimum margin requirements, such that the Fund may be required to post additional collateral with the counterparty if the market value of collateral falls below an agreed-upon amount in relation to the amount of the borrowing. Any cash flows on the collateral accrue to the benefit of the Fund.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s total assets is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

Subject to the asset coverage rules, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

HTR: The Fund intends, subject to applicable law and the maintenance limitations for preferred shares, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing (see below). The use of leverage creates an opportunity for increased income, but at the same time creates special risk considerations because leveraging is a speculative technique. The Fund may, but does not currently intend, to offer preferred shares under a separate prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage. Consequently, if the possible offering of preferred shares is not consummated and the Fund must rely primarily on alternate, more costly means to obtain investment leverage, the income available to holders of the common shares may be adversely affected. If an offering of preferred shares is successfully consummated, however, the Fund intends to use these alternate means primarily to finance repurchases of its common shares and to enhance liquidity and, when it is deemed to be in the best interests of shareholders, obtain additional investment leverage.

Under the 1940 Act, the Fund cannot declare dividends or other distributions on, or redeem or purchase common shares unless, after giving effect thereto, the (i) asset coverage with respect to the Fund’s senior securities representing indebtedness would be at least 300% and (ii) asset coverage with respect to the Fund’s senior securities of a class which is stock, including the preferred shares, would be at least 200%. The use of leverage to the maximum extent permitted under the 1940 Act, however, will require a reduction in outstanding preferred shares and/or indebtedness prior to the declaration of dividends or distributions on, or redemptions or purchases of, common shares.

A failure by the Fund to comply with the asset coverage requirements of the 1940 Act will preclude, among other things, the payment of dividends on the common shares. The failure to pay dividends might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, may cause the Fund to incur income and excise taxes on its undistributed income.

The maintenance requirements for preferred shares also may restrict the Fund’s borrowing ability because of the requirement that the Fund both maintain a specified discounted asset value for its portfolio and comply with the asset coverage requirements of the 1940 Act. Under the anticipated terms of the preferred shares, failure to satisfy either of such requirements may result in mandatory partial redemption of the preferred shares, which could reduce the Fund’s leverage and affect negatively the potential returns on the common shares

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Under Investment Company Act of 1940 Release No. 10666 (“Rel. 10666”), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.

The Fund expects that some of its borrowings may be made on a secured basis. For example, the Fund may establish a secured line of credit with one or more lenders. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

Under certain circumstances, and notwithstanding adverse interest rate or market conditions, the Fund may use leverage to obtain sufficient cash to make required distributions or dividends when such leveraging is deemed to be in the best interests of shareholders. Such situations may arise if the Fund’s status as a regulated investment company is endangered.

Effect of the Use of Leverage.

The following table is designed to illustrate the effect of leverage on total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in each Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Funds.

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%

HSM Common Share Total Return	(10.61)%	(5.61)%	(0.61)%	4.39%	9.39%

HTR Common Share Total Return	(10.68)%	(5.68)%	(0.68)%	4.32%	9.32%

HTR Pro Forma Combined Fund Total Return	(10.66)%	(5.66)%	(0.66)%	4.34%	9.34%

Common share total return is composed of two elements—the dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on borrowings) and gains or losses on the value of the securities the Fund owns. The table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume total return of 0%, the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.

Description of Fund Investments.

Both Funds may invest in the following investments.

Residential Mortgage Backed Securities. RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:

- those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the Federal Home Mortgage Corporation (“Freddie Mac” or “FHLMC”);

- those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

- those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

Privately-issued RMBS are secured by a pool of first lien mortgage loans to high quality borrowers in which a majority of the loans in the pool have an initial “loan-to-value” (“LTV”) ratio of less than 100%. The LTV ratio is the ratio of the original principal amount of the loan to the assessed value of the property securing the loan at the time of origination.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries. Therefore, a Fund may invest more than 25% of its total assets in privately issued mortgage-related securities.

Commercial Mortgage Backed Securities (“CMBS”). CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities (“ABS”). ABS, which may be real estate-related or non-real estate-related, are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as “home equity loans” and “home equity lines-of-credit.” Real estate-related ABS may also be secured by pools of loans secured by first liens on residential property, where the majority of the loans in the pool have initial LTVs of greater than 100%. Such loans are commonly referred to as “high LTV loans.” Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise business. Investment in real estate-related ABS will be limited to those which have obtained the rating of at least BBB-/Baa3 from any of the Ratings Agencies.

Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to those which have obtained the rating of at least A-/A3 from any of the Ratings Agencies.

U.S. Government Securities. U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

Only HTR may invest in the following securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations or multiclass pass-through or pay-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities or pools of whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple “classes.” The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in mortgage loans. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancements. In addition, CMOs issued by private sector entities may be illiquid. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

Subordinated CMOs. The Fund may invest to a significant degree in subordinated CMOs. Privately-issued CMOs generally are securitized in senior/subordinated structures. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as the market for other fixed income securities.

High Yield High Risk Corporate Securities. High yield high risk corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. High yield high risk corporate securities are generally rated BB+/Ba1 or lower by any of the Rating Agencies. The Fund’s investments in high yield high risk corporate securities will be principally in those high yield high risk corporate securities which, at the time of investment, are rated BB/Ba or B/B by any of the Rating Agencies or in any non-rated high yield high risk corporate security which, at the time of investment, the Adviser believes is at least of comparable credit quality.

The Fund also may purchase securities that, at the time of investment, are rated BBB/Baa by any of the Rating Agencies if adverse market perceptions cause the securities to have yields comparable to those of securities rated BB/Ba. Securities with ratings below BB+/Ba1 are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may continue to hold high yield high risk corporate securities that were downgraded subsequent to purchase, including securities that may be in default. Securities in the lower rating categories are considered to have major risk exposures to adverse conditions.

The Fund may invest in certain types of high yield high risk corporate securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund.

Derivative Mortgage Backed Securities (“DMBS”). DMBS include securities such as interest only and principal only stripped MBS, interest-only classes of CMBS (“CMBS IOs”), and certain classes of CMOs, CMBS and ABS whose cash flows are substantially interest-only or principal-only in nature. DMBS also include certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based. The Fund will invest no more than 15% of its assets in DMBS. The Fund has no intention, under current tax laws, to invest in CMO residuals or ABS residuals.

The yields on DMBS are generally higher than prevailing market yields on MBS, however, their market prices generally are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Although DMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary market trading in these securities may not be as well developed as the market for certain other fixed income securities.

Stripped Mortgage Backed Securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are generally two types of classes of SMBS, one of which (the “IO [interest-only] class”) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of Mortgage Assets and the other of which (the “PO [principal-only] class”) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets.

Interest Only Commercial Mortgage Backed Securities (“CMBS IOS”). The Fund may also invest in CMBS IOs, which are classes of CMBS that are not entitled to (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. Yields on IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase, and if the rate of prepayments is faster than anticipated, then the yield on IOs will be affected adversely. The Fund also may invest in sub IOs, a class for which interest generally is withheld and used to make principal payments on more senior classes. Sub IOs provide credit support to the senior classes, and thus bear substantial credit risk. Moreover, because all IO classes only receive interest payments, their yields are extremely sensitive not only to default losses but also to changes in the weighted average life of the relevant classes, which in turn will be dictated by the rate of prepayments on the underlying Mortgage Assets.

Other DMBS. The Fund may also invest in certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based. Examples of such indices include the London Inter-Bank Offered Rate (“LIBOR”), and the Federal Home Loan Bank’s 11th District Cost of Funds Index (“COFI”). The floating rate of interest of these classes may vary directly or inversely with the respective indices, and may be affected by caps and floors. The yield to maturity and prices of these securities may be extremely sensitive to movements in the indices. In addition, the classes may be affected by prepayment risk on the underlying mortgage assets, and may be significantly less liquid than other types of MBS.

Other Investment Policies.

HSM:

Interest Rate Transactions. Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, the Fund intends to enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The use of interest rate swaps or other hedging instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or decrease the Fund’s net income. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund’s net asset value. In addition, if short-term interest rates are lower than the rate of payment on the interest rate swap, this will reduce the performance of the Fund. If, on the other hand, short-term interest rates are higher than the Fund’s rate of payment on the interest rate swap, this will enhance the performance of the Fund.

The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess that satisfies the requirements of the 1940 Act will be identified by memo entry in the Fund’s accounting records or maintained in a segregated account by a custodian. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps and floors that are written by the Fund.

The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The Fund’s use of interest rate swaps could increase or decrease, with a corresponding impact on the net asset value of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund’s net asset value. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such default could adversely affect the performance of the common shares.

Total Rate of Return Swap Transactions. Total rate of return swap transactions are a form of interest rate swap transaction, which involve the exchange with a counterparty of commitments to pay or receive interest on a notional principal amount. In a total rate of return swap, one party to the agreement will agree to pay a floating rate of interest on a notional principal amount, in exchange for the other party’s agreement to pay the published total rate of return, including coupon, price and other return components, of a bond index or mutually agreed upon basket of fixed income securities. The Fund may use total rate of return swap transactions in order to hedge anticipated future investments.

Hedging Transactions. The Fund may engage in various transactions for hedging purposes (“Hedging Transactions”), including interest rate swap transactions, interest rate caps and floors, total rate of return swap transactions (see previous discussion at “Interest Rate Transactions”), futures, options on securities and futures, short sales, when-issued purchases and forward commitments, among others.

Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund’s assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund’s portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates.

Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further, Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of shareholders. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction.

The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund’s investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts.

Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund. At the time the Fund enters into a futures contract or options transaction, a segregated account consisting of cash or liquid securities equal to the net amount of the excess, if any, of the Fund’s obligations over its entitlements that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund’s accounting records or maintained in a segregated account by a custodian.

Regulations of the CFTC applicable to the Fund currently require that all of the Fund’s futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund’s activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund’s existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

When-Issued and Forward Commitment Transactions. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund’s accounting records or maintained in a segregated account by a custodian. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur again or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when- issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

HTR:

Hedging Transactions. The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”), including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or the entire portfolio and to manage the effective maturity or interest rate sensitivity of the portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund’s assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund’s portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund’s investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Repurchase Agreements. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

Securities Lending. The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund’s Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund’s Board of Directors.

See “Investment Objectives and Policies of the Funds—Other Investment Policies” in the Statement of Additional Information for a discussion of the Funds’ other investment policies.

COMPARISON OF THE FUNDS

Investment Objectives

HSM’s primary investment objective is to provide a high level of current income by investing primarily in MBS that, in the opinion of the Fund’s Adviser, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. The Fund’s objectives are fundamental and cannot be changed without the approval of the shareholders.

HTR’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without the approval of shareholders.

Investment Strategies and Restrictions

The Funds have similar (but not identical) investment strategies and restrictions. A comparison of the significant investment strategies and operating policies used by the Funds is described above. The investment strategies and significant operating policies of the Combined Fund will be those of HTR.

The Funds’ investment restrictions differ in some respects, as discussed below. The fundamental investment restrictions of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common shares of that Fund. (For this purpose and under the 1940 Act, “majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The following investment restrictions of HTR will apply to the Combined Fund.

Under its fundamental investment restrictions, HTR may not:

1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

2) invest 25% or more of the value of its total assets in the securities of any one issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry;

4) issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund’s total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps maintained in accordance with the guidelines in Rel. 10666 will not be treated as senior securities;

5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction 4 above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in Rel. 10666, including the collateral requirements;

6) make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans);

7) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

8) invest for the purpose of exercising control over management of any company;

9) purchase real estate or interests therein other than MBS, DMBS and similar instruments;

10) purchase or sell commodities or commodity contracts except for hedging purposes; or

11) except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

HSM’s fundamental investment restrictions are substantially the same as HTR’s fundamental investment restrictions (1), (2), (4) through (8) and (10) through (11) above. With respect to HSM’s concentration policy, HSM may not invest 25% or more of the value of its total assets in securities and issuers engaged in any one industry, other than issuers of ABS securities (including MBS) or securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof. HSM will concentrate its investments in MBS, which is considered to be a subset of the ABS industry. With respect to investments in real estate, HSM may not purchase real estate or interests therein other than MBS, ABS and other similar instruments.

In addition, in order to comply with Federal tax requirements for qualification as a “regulated investment company,” each Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies). These tax-related limitations may be changed by each Fund’s respective Board to the extent appropriate in light of changes to applicable tax requirements.

Any policies of HTR not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law. A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Adviser

Brookfield Investment Management Inc. (the “Adviser”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of September 30, 2011. Pursuant to the Funds’ investment advisory agreements, the Adviser is responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold particular securities. The Adviser also currently serves as investment adviser to other closed-end mutual funds and open-end mutual funds. As of September 30, 2011, the Adviser and its affiliates had approximately $21 billion in assets under management. The Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at annual rates set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average weekly net assets)
HSM	0.65%
HTR	0.65%

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in each Fund’s semi-annual report to shareholders for the period ending May 31, 2011.

Portfolio Management

Michelle Russell-Dowe is responsible for the day to day management of each Fund’s portfolio. Ms. Russell-Dowe joined the Adviser in 1999 and as a Portfolio Manager and Head of the Structured Products Investment Team of the Adviser with over 15 years of industry experience, Ms. Russell-Dowe is responsible for the Adviser’s CMBS, RMBS and ABS exposures and the establishment of portfolio objectives and strategies. Prior to joining the Adviser, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company (DCR), and was responsible for the rating and analysis of residential mortgage-backed transactions. Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Funds are permitted to purchase securities from, and sell securities to, affiliates of the Funds or the Adviser upon compliance with the following conditions: (1) the transaction must involve no consideration other than cash payment against prompt delivery; (ii) the security must be one for which market quotations are readily available and the transaction must be effected at the current market price; (iii) the transaction must be consistent with the Fund’s investment policies; (iv) no brokerage commission, fee or other renumeration is to be paid in connection with the transaction; (v) at least quarterly, the Board of Directors must determine that any such transaction is made in compliance with the Funds’ policies and procedures; (vi) a record of the transaction must be maintained; and (vii) the President of the Fund or the Chief Executive Officer of the Adviser, or their respective designees, must provide written approval prior to the transaction.

During the last fiscal year, the Funds did not have any portfolio transactions with affiliates.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to HTR and HSM
Adviser	Brookfield Investment Management Inc.
Administrator	Brookfield Investment Management Inc.
Sub-Administrator	U.S. Bancorp Fund Services, LLC

Custodian	U.S. Bank N.A.

Transfer Agent, Dividend Disbursing Agent and Registrar	American Stock Transfer & Trust Company

Accounting Services Provider	U.S. Bancorp Fund Services, LLC

Independent Auditors	BBD, LLP
Fund Counsel	Paul Hastings LLP
Counsel to the Independent Directors	Sullivan & Worcester LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by such Fund’s Custodian. American Stock Transfer & Trust Company serves as each Fund’s transfer agent with respect to the Funds’ common shares.

Regardless of whether or not the Reorganization is consummated, as of December 1, 2011, U.S. Bank National Association became the Funds’ custodian and U.S. Bancorp Fund Services, LLC became the Funds’ sub-administrator and fund accountant. It is not anticipated that the Reorganization will result in any change in the organizations providing services to HTR other than as set forth above.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of HSM and HTR as of May 31, 2011 and the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date.

Capitalization as of May 31, 2011

	HTR	HSM	Adjustments	HTR Pro Forma Combined Fund
Net Assets	200,754,753	72,342,315	(205,840) (1)	272,891,228
Common Shares Outstanding	30,936,776	10,171,435	975,301 (2)	42,083,512
Net Asset Value Per Share	6.49	7.11	-	6.48
(1)	The anticipated reorganization costs that the Funds expect to incur.
(2)	The number of shares of HTR anticipated to be issued in the conversion.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share equally in dividends authorized by the Fund’s Board and declared by the Fund as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and a Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Shares as of December 29, 2011

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
HTR	Common	50,000,000	2,109,740	28,844,234
HSM	Common	50,000,000	10,000	10,162,131

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s three most recent fiscal years, along with the net asset value and discount or premium to net asset value for each quotation.

HTR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
November 30, 2011	6.19	5.37	5.93	5.67	8.60%	-5.62%
August 31, 2011	6.35	5.40	6.49	5.86	5.46%	-11.91%
May 31, 2011	6.22	5.86	6.64	6.49	-5.08%	-11.60%
February 28, 2011	5.99	5.49	6.58	6.08	-3.39%	-11.17%
November 30, 2010	6.13	5.72	6.20	5.87	-0.51%	-4.58%
August 31, 2010	6.00	5.56	5.88	5.69	4.17%	-2.95%
May 31, 2010	5.78	5.51	5.83	5.55	3.77%	-5.00%
February 28, 2010	5.78	5.17	5.57	5.44	4.33%	-4.96%
November 30, 2009	5.60	4.90	5.51	5.31	3.39%	-10.75%
August 31, 2009	5.46	4.71	5.28	4.98	4.00%	-6.31%
May 31, 2009	4.90	4.15	5.00	4.90	0.20%	-15.65%
February 28, 2009	5.00	3.74	5.06	4.87	-0.40%	-23.98%

HSM	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
November 30, 2011	6.29	5.49	6.47	6.03	0.81%	-8.96%
August 31, 2011	6.63	5.60	7.11	6.34	-1.74%	-15.66%
May 31, 2011	6.58	6.32	7.27	7.11	-7.45%	-12.79%
February 28, 2011	6.41	5.92	7.19	6.50	-2.58%	-12.07%
November 30, 2010	6.71	6.28	6.58	6.21	4.19%	-4.26%
August 31, 2010	6.47	6.08	6.26	6.02	5.20%	0.16%
May 31, 2010	6.70	5.88	6.23	5.93	11.74%	-4.83%
February 28, 2010	6.48	5.82	6.10	5.84	9.52%	-0.34%
November 30, 2009	6.48	5.52	6.11	5.74	11.72%	-9.21%
August 31, 2009	6.70	5.93	5.83	5.52	16.32%	5.00%
May 31, 2009	6.12	5.04	5.67	5.41	8.44%	-10.80%
February 28, 2009	6.40	4.54	6.12	5.63	6.42%	-24.71%

As of December 15, 2011, the net asset value per common share of HSM was $6.05 and the market price per common share was $5.65, representing a discount to net asset value of 6.61% and the net asset value per common share of HTR was $5.74 and the market price per common share was $5.61, representing a discount to net asset value of 4.18%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of August 31, 2011

Fund	Trailing 12-month distribution Yield based on August 31, 2011 NAV	One Year ended August 31, 2011 based on NAV	One Year ended August 31, 2011 based on Market Price	Three Year ended August 31, 2011 based on NAV	Three Year ended August 31, 2011 based on Market Price	Life of Fund based on NAV	Life of Fund Based on Market Price	Inception Date
HSM	10.11%	11.87%	8.03%	5.62%	9.42%	1.35%	0.58%	7/26/2002
HTR	9.22%	9.60%	19.03%	9.29%	16.38%	7.30%	7.19%	8/4/1989

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund’s common shares is computed based upon the value of the Fund’s portfolio securities and other assets, less all liabilities. Net asset value per common share is determined as of the close of the New York Stock Exchange no less frequently than the second to the last business day of each week and the last business day of each month. The Fund calculates net asset value per common share by subtracting (i) the Fund’s liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the common shares, from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported—as in the case of some securities traded over-the-counter—the last reported bid price, except that certain U.S. government securities are stated at the mean between the last reported bid and asked prices. The Fund will value MBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, market conventions regarding prepayment assumptions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be determined at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan (the “Plan”) of HTR will be the dividend reinvestment plan of the Combined Fund. The dividend reinvestment plan of HSM is the same as HTR’s Plan.

The Plan is available to shareholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. With respect to each Fund, a Director may be removed only for cause (but not without cause) by the shareholders by a vote of 75% of the votes entitled to be cast for the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, certain amendments to the Charter require approval of the holders of at least 75% of the shares entitled to vote.

GOVERNING LAW

Each Fund is incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. HTR was incorporated under the laws of the State of Maryland on May 26, 1989. HTR was known as The Hyperion Brookfield Total Return Fund, Inc. prior to December 28, 2008. HSM was incorporated under the laws of the State of Maryland on May 17, 2002. HSM was known as The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. prior to December  28, 2008.

CONVERSION TO OPEN-END FUND

Each Fund’s Board of Directors may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

In addition to any vote required by Maryland law, conversion of a Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of each class of the shares entitled to be voted on the matter.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Common shareholders of HSM will not have appraisal rights as (i) appraisal rights are prohibited under HSM’s Charter and (ii) the common shares of HSM are traded on the NYSE. Generally, under Maryland law, shareholders of a Maryland corporation whose shares are traded publicly on a national securities exchange, like HSM and HTR, are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

Helios Total Return Fund, Inc. (HTR)

The Financial Highlights table is intended to help you understand HTR’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in HTR (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended May 31, 2011 is unaudited. The information for the periods November 30, 2005 to November 30, 2010 have been audited by BBD, LLP, HTR’s independent registered public accounting firm. Financial statements for the fiscal year ended November 30, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in HTR’s Annual Report for the fiscal year ended November 30, 2010, which is available upon request.

	For the Six Months Ended May 31, 2011 (Unaudited)	For the Fiscal Year Ended November 30,
		2010	2009	2008	2007	2006

Per Share Operating Performance:

Net asset value, beginning of period	$6.20	$5.46	$4.87	$7.83	$9.13	$8.90

Net investment income	0.27	0.53	0.51	0.60	0.71	0.66

Net realized and unrealized gain (loss) on investment transactions, swap contracts and futures transactions	0.35	0.73	0.65	(2.83)	(1.27)	0.29

Net increase (decrease) in net asset value resulting from operations	0.62	1.26	1.16	(2.23)	(0.56)	0.95

Net effect of shares repurchases	—	—	—	—	0.00 *	—

Dividends from net investment income	(0.33)	(0.52)	(0.57)	(0.73)	(0.74)	(0.72)

Net asset value, end of period	$6.49	$6.20	$5.46	$4.87	$7.83	$9.13

Market price, end of period	$6.16	$6.01	$5.20	$4.40	$7.17	$9.19

	For the Six Months Ended May 31, 2011 (Unaudited)	For the Fiscal Year Ended November 30,
		2010	2009	2008	2007	2006
Total Investment Return†	8.37%[1]	26.63%	32.45%	(30.87)%	(14.79)%	21.37%

Ratios to Average Net Assets/Supplementary Data:

Net assets, end of period (000s)	$ 200,755	$ 191,738	$ 168,907	$ 150,440	$ 241,441	$ 281,704

Gross operating expenses	1.19%[2]	1.23%	1.29%	1.26%	1.08%	1.14%

Interest expense	0.51%[2]	0.31%	0.14%	0.79%	1.21%	1.76%

Total expenses	1.70%[2]	1.54%	1.43%	2.05%	2.29%	2.90%

Net investment income	8.37%[2]	9.34%	10.01%	9.09%	8.11%	7.36%

Portfolio turnover rate	32%[1]	204%	73%	15%	48%	81%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

[1]	Not Annualized.

[2]	Annualized.

	For the Fiscal Year Ended November 30,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.15	$ 9.29	$ 9.24	$ 9.17	$ 9.41

Net investment income	0.79	0.79	0.85	0.89	0.88
Net realized and unrealized gain (loss) on investments, short sales, futures and swap contracts	(0.21)	(0.03)	0.10	0.08	0.26

Net increase (decrease) in net asset value resulting from operations	0.58	0.76	0.95	0.97	1.14

Net effect of shares repurchased	–	–	–	–*	–*

Dividends from net investment income	(0.83)	(0.90)	(0.90)	(0.90)	(0.87)

Offering costs charged to additional paid-in-capital	–	–	–	–*	(0.09)

Dilutive effect of rights offering	–	–	–	–	(0.42)

Net asset value, end of year	$ 8.90	$ 9.15	$ 9.29	$ 9.24	$ 9.17

Market price, end of year	$ 8.22	$ 10.29	$ 10.16	$ 9.28	$ 8.57

Total Investment Return†	(12.63%)	11.31%	20.43%	19.39%	13.13%++

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$274,210	$281,535	$285,149	$282,568	$280,106
Gross operating expenses	1.08%	1.10%	1.15%	1.05%	1.11%
Interest expense	1.41%	0.61%	0.47%	0.84%	1.22%
Total expenses	2.49%	1.71%	1.62%	1.89%	2.33%
Net investment income	8.68%	8.55%	9.10%	9.62%	9.21%
Portfolio turnover rate	43%	80%	89%	61%	43%

† Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

* Rounds to less than $0.01.

++ Adjusted for assumed reinvestment of proceeds of rights offering.

Helios Strategic Mortgage Income Fund, Inc. (HSM)

The Financial Highlights table is intended to help you understand HSM’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in HSM (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended May 31, 2011 is unaudited. The information for the periods November 30, 2005 to November 30, 2010 have been audited by BBD, LLP, HSM’s independent registered public accounting firm. Financial statements for the fiscal year ended November 30, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in HSM’s Annual Report for the fiscal year ended November 30, 2010, which is available upon request.

	For the Six Months Ended May 31, 2011 (Unaudited)		For the Fiscal Year Ended November 30,
			2010	2009	2008	2007	2006
Per Share Operating Performance:

Net asset value, beginning of period	$6.58		$6.07	$5.95	$11.21	$14.15	$14.05

Net investment income	0.22		0.61	0.58	0.82	0.97	0.92

Net realized and unrealized gain (loss) on investment transactions, swap contracts and futures transactions	0.63		0.78	0.27	(5.05)	(2.83)	0.26

Net increase (decrease) in net asset value resulting from operations	0.85		1.39	0.85	(4.23)	(1.86)	1.18

Net effect of shares repurchases	—		—	—	—	0.00*	—

Dividends from net investment income	(0.32)		(0.62)	(0.62)	(0.95)	(1.08)	(1.08)

Return of capital distributions	—		(0.26)	(0.11)	(0.08)	—	—

Total dividends and distributions paid	(0.32)		(0.88)	(0.73)	(1.03)	(1.08)	(1.08)

Net asset value, end of period	$7.11		$6.58	$6.07	$5.95	$11.21	$14.15

Market price, end of period	$6.58		$6.30	$6.28	$5.54	$9.98	$14.08

Total Investment Return†	9.71	% [1]	15.81%	28.31%	(36.98)%	(22.54)%	20.36%

Ratios to Average Net Assets/ Supplementary Data:

Net assets, end of period (000s)	$72,342		$66,903	$61,577	$60,348	$113,632	$143,498

Gross operating expenses	1.45%[2]		1.48%	1.60%	1.54%	1.23%	1.18%

Interest expense	0.43%[2]		0.32%	0.02%	0.70%	0.94%	1.87%

Total expenses	1.88%[2]		1.80%	1.62%	2.24%	2.17%	3.05%

Net investment income	6.19%[2]		9.95%	9.83%	9.11%	7.41%	6.60%

Portfolio turnover rate	19%[1]		70%	55%	21%	101%	93%

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

[1]	Not Annualized.

[2]	Annualized.

	For the Fiscal Year Ended November 30,
	2005	2004	2003	2002@
Per Share Operating Performance:
Net asset value, beginning of period	$14.56	$14.41	$14.10	$14.25*

Net investment income	1.16	1.20	1.22	0.37
Net realized and unrealized gain (loss) on investment transactions, short sales, futures transactions and swap contracts	(0.46)	0.25	0.39	(0.17)

Net increase (decrease) in net asset value resulting from operations	0.70	1.45	1.61	0.20

Dividends from net investment income	(1.21)	(1.30)	(1.30)	(0.32)
Offering costs charged to additional paid-in capital	—	—	—	(0.03)

Net asset value, end of period	$14.05	$14.56	$14.41	$14.10

Market price, end of period	$12.70	$14.61	$14.67	$13.68

Total Investment Return †	(5.20)%	9.10%	17.55%	(6.66)%(1)

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$142,531	$147,645	$146,180	$142,921
Gross operating expenses	1.24%	1.25%	1.28%	1.23%(2)
Interest expense	1.45%	0.58%	0.51%	0.99%(2)
Total expenses	2.69%	1.83%	1.79%	2.22%(2)
Net expenses	—	—	—	2.19%(2)
Net investment income	8.05%	8.23%	8.54%	7.48%(2)
Portfolio turnover rate	46%	65%	78%	70%(1)

† Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. For the period ended November 30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price).

(1)	Not Annualized
(2) Annualized.
@	Commencement of operations on July 26, 2002.
*	Initial public offering $15.00 per share less underwriting discount of $0.75 per share.

INFORMATION ABOUT THE REORGANIZATION

General

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information), HSM will transfer its assets and liabilities to HTR, terminate its registration under the 1940 Act and liquidate and dissolve pursuant to Maryland law. HSM common shares will be converted to the right to receive HTR common shares pursuant to the Reorganization. HTR common shares issued to HSM shareholders will have an aggregate net asset value equal to the aggregate net asset value of HSM’s common shares outstanding immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional common shares). Each shareholder of HSM will receive the number of HTR common shares corresponding to his or her proportionate interest in the common shares of HSM.

The distribution of HTR common shares to HSM’s shareholders will be accomplished by opening new accounts on the books of HTR in the names of the shareholders of HSM and transferring to those shareholder accounts HTR common shares. Each newly-opened account on the books of HTR for the former shareholders of HSM will represent the respective pro rata number of HTR common shares due such shareholder.

As a result of the Reorganization, each common shareholder of HSM will own HTR common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s HSM common shares immediately prior to the Closing Date. Since HTR common shares will be issued at net asset value in exchange for the common shares of HSM having a value equal to the aggregate net asset value of those HTR common shares, the net asset value per share of HTR common shares should remain virtually unchanged by the Reorganization except for its share of the costs of the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of HTR common shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in HSM and HTR prior to the Reorganization. No sales charge or fee of any kind will be charged to shareholders of HSM in connection with their receipt of HTR common shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Common Shares

The net asset value of HSM shall be the net asset value computed as of the Valuation Time (as defined in the Reorganization Agreement), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of HSM. The net asset value of HTR shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of HTR. HSM and HTR have the same valuation procedures.

Conditions.

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by shareholders of HSM, (b) approval by shareholders of HTR of the issuance of additional HTR common shares under Proposal 2, (c) the Funds’ receipt of an opinion to the effect that such Reorganization will qualify as a tax-free reorganization under the Code, and (d) each Fund’s receipt of certain routine certificates and legal opinions.

Termination.

The Reorganization Agreement may be terminated by resolution of the Board of Directors of either Fund at any time prior to the Effective Date (as defined in the Reorganization Agreement), if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Reorganization inadvisable.

Expenses of the Reorganization

The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be paid by the Funds in proportion to their net assets. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization. The estimated expenses of the Reorganization attributable to HTR and HSM are estimated to be $152,664 and $53,176, respectively.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE

REORGANIZATION

The following is a summary of certain Federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of HSM as capital assets for Federal income tax purposes (generally, assets held for investment). This summary does not address all of the Federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under Federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of Federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that HSM and HTR each receive an opinion from Paul Hastings, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Paul Hastings will be based on Federal income tax law in effect on the Closing Date. In rendering its opinion, Paul Hastings will also rely upon certain representations of the management of HSM and HTR and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the Federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by HSM or HTR by reason of the Reorganization.
•

No gain or loss will be recognized by a shareholder of HSM who exchanges all of their HSM common shares solely for HTR common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares).

•

The aggregate tax basis of HTR common shares received by a shareholder of HSM pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s HSM common shares surrendered in exchange therefore (reduced by any amount of tax basis allocable to fractional HTR common shares for which cash is received.

•

The holding period of HTR common shares received by a shareholder of HSM pursuant to the Reorganization will include the holding period of the shareholder’s HSM common shares surrendered in exchange therefor).

•

HTR’s tax basis in HSM’s assets received by HTR pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of HSM immediately prior to the Reorganization, and HTR’s holding period for such assets will, in each instance, include the period during which the assets were held by HSM.

HTR intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

On or prior to the Closing Date, HSM will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of HSM all of HSM’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that HSM maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for Federal income tax purposes.

HTR will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of HSM, which will be subject to the limitations described below. If HSM has capital loss carryforwards, they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, HSM will undergo an “ownership change” for Federal income tax purposes, and, accordingly, HTR’s use of HSM’s capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. For a fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 3.77% for November 2011)). Any unused portion of these losses may be available in subsequent years, subject to the capital loss carryforward limit for taxable losses incurred in taxable years beginning on or before December 22, 2010, which expire after eight taxable years. Capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, but remain subject to the usage limitation caused by the ownership change, as described above.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of HSM would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual effect of the loss limitation rules on a shareholder of a Fund would depend on many variables, including such Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses) in excess of what would be the “annual loss limitation amount” were the Reorganization to occur, the timing and amount of future capital gains that would be recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses)). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

PROPOSAL 2: ISSUANCE OF HTR COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of HSM into HTR,” HTR will issue additional HTR common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will result in no reduction of the net asset value of HTR common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by HTR or its shareholders pursuant to the Reorganization. The HTR Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of HTR. In particular, the HTR Board reviewed data presented by the Adviser showing that HTR will experience a reduced total expense ratio as a result of the proposed Reorganization. If the Reorganization is approved, the Combined Fund will maintain HTR’s management fee rate of 0.65% of HTR’s average weekly net assets.

The HTR Board requests that shareholders of HTR approve the issuance of additional HTR common shares in connection with the Reorganization at the Special Meeting to be held on Monday, February 27, 2012 at 12:30 p.m. The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the issuance of additional common shares for the Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter 2012. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The HTR Board recommends that shareholders of HTR vote “FOR” the issuance of additional HTR common shares in connection with the Reorganization.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds have fixed the close of business on Thursday, December 29, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the Record Date, the Funds had outstanding the following amount of common shares:

Title of Class	HTR	HSM
Common Stock	30,953,974	10,172,131

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by authorizing a proxy via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Broadridge Investor Communication Solutions, Inc., or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. Under the Bylaws of each Fund, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of the Adviser, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1 and 2 before the Special Meeting. Proposals 1 and 2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

With respect to Proposal 1, abstentions and broker non-votes will have the same effect as votes against the proposal.

With respect to Proposal 2, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

Voting Requirements for Proposal 1: The Reorganization of HTR and HSM

Proposal	Required Approval
The common shareholders of HSM are being asked to approve the Agreement and Plan of Reorganization between HSM and HTR and the transactions contemplated thereby, including the transfer of all assets and liabilities of HSM to HTR and the termination of HSM’s registration under the 1940 Act and HSM’s liquidation and dissolution pursuant to Maryland law.	A majority of the votes entitled to be cast.

Voting Requirements for Proposal 2: Issuance of HTR Common Shares

Proposal	Required Approval
The common shareholders of HTR are being asked to approve the issuance of additional common shares of HTR in connection with an Agreement and Plan of Reorganization between HSM and HTR.	A majority of votes cast, provided that the total vote cast on the proposal represents over 50% in interest of all shares entitled to vote on the proposal.

SHAREHOLDER INFORMATION

As of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund’s outstanding common stock, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing reports from American Stock Transfer & Trust Company as of the Record Date. The Funds do not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

Helios Strategic Mortgage Income Fund, Inc.

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned

Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,371,334	13.49%

Helios Total Return Fund, Inc.

Shareholder and Address	Common Shares Beneficially Owned	% Outstanding Common Shares Beneficially Owned
Sit Investment Associates, Inc.	2,554,363	8.26%
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Guggenheim Funds Distributors, Inc.	2,324,189	7.51%
Sponsor for several filing entities
2455 Corporate West Drive
Lisle, IL 60532

SHAREHOLDER PROPOSALS

Shareholders wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the applicable Fund, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. All proposals by shareholders of a Fund that are intended to be presented at such Fund’s next annual or special meeting of shareholders must be received by such Fund for inclusion in such Fund’s proxy statement and form of proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a shareholder that is not made in the manner described above.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about January 13, 2012. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and the Adviser have retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies. The cost of Broadridge’s services in connection with the proxy is approximately $70,000 for HTR and $25,000 for HSM. In addition, R.R. Donnelley & Sons Company (“RRD”) will assist the Funds in the printing and distribution of proxy materials and the tabulation of proxies. The cost of printing services in connection with the proxy is approximately $4,820 for HTR and $1,680 for HSM.

LEGAL MATTERS

Certain legal matters concerning the Federal income tax consequences of the Reorganization and the issuance of HTR common shares will be passed upon by Paul Hastings and Venable LLP, who serves as Maryland counsel to HSM and HTR.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve either Proposal 1 or Proposal 2 are not received, the Chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the Chairman, the shareholders of the applicable Fund, by the affirmative vote of a majority of votes cast on the adjournment (or a majority of shares present in the absence of a quorum), shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting shall be present.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

—

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

—

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

—	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith ,that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

—

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, Advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

—	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

—	Other organizations, with your consent or as directed by you; and

—	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Kim G. Redding President Helios Strategic Mortgage Income Fund, Inc.
Helios Total Return Fund, Inc.
January 9, 2012

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF HELIOS TOTAL RETURN FUND, INC.

AND

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Dated January 9, 2012

This Statement of Additional Information is available to the shareholders of Helios Total Return Fund, Inc. (“HTR”) and Helios Strategic Mortgage Income Fund, Inc. (“HSM”) (each, a “Fund” and together, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) whereby HSM will transfer all of its assets to HTR in exchange for shares of common stock of HTR, and the assumption by HTR of all the liabilities of HSM. Thereafter, HSM will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and liquidate and dissolve pursuant to Maryland law. In the Reorganization, the holders of outstanding shares of common stock of HSM will receive newly-issued common shares of HTR, par value $0.01 per share in a liquidating distribution. The aggregate net asset value of HTR common shares received by the common shareholders of HSM in the Reorganization will equal the aggregate net asset value of HSM common shares held by such shareholders immediately prior to the Reorganization, less the costs of the Reorganization. A copy of a form of the Agreement and Plan of Reorganization between HTR and HSM is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated January 9, 2012 relating to the proposed Reorganization of HSM into HTR. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010, or by calling (800) 497-3746.

HTR will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

-i-

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Other Investment Policies

Below is a comparison of other investment policies used by each of the Funds. Upon the closing of the Reorganization, the investment policies of HTR will be used.

	HSM	HTR
Calls and Puts on Securities and Related Options.	The Fund may engage in various put and call transactions. The Fund may hedge through the use of call and put options (“calls” and “puts”) on U.S. government securities and futures that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund would use these transactions as a hedge and not as a speculative investment.	The Fund may engage in various put and call transactions. The Fund may hedge through the use of call and put options (“calls” and “puts”) on U.S. government securities and futures that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund would use these transactions as a hedge and not as a speculative investment.

	The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be “covered” while the call is outstanding (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are “cash settled” (i.e., the Fund pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.	The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be “covered” while the call is outstanding (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are “cash settled” (i.e., the Fund pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

	A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options. The Fund will	A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options. The Fund will engage in OTC

	engage in OTC Option transactions only with major U.S. government securities dealers.	Option transactions only with major U.S. government securities dealers.

The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to be segregated.

The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to be segregated.

Futures Contracts and Related Options.	HSM does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.	The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”). Regulations of the CFTC applicable to the Fund currently require that all of the Fund’s futures and options on futures transactions constitute bona fide Hedging Transactions or be undertaken incidental to the Fund’s activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund’s existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Eurodollar Futures Contracts and Options on Futures Contracts.	HSM does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.

The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

Short Sales.	The Fund may, subject to investment restrictions, engage in short sale transactions for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its Custodian does not equal 100% of the current market value of the security sold short, in the view of the Commission, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund’s fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund’s senior securities in the form of indebtedness to no more than 33 1/3% of the Fund’s total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.	The Fund may, subject to investment restrictions, engage in short sale transactions, for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the Commission, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund’s fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund’s senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of the Fund’s total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.

The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

When-Issued and Forward Commitment Transactions.	HSM does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements.	The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be	HTR does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.

made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining flexibility in pursuit of investments of a longer-term nature.

Reverse Repurchase Agreements.

At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its own custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Under 1940 Act Release No. 10666 (“SEC Rel. 10666”), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in SEC Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.

HTR does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.
Securities Lending.

The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

The Fund will not lend portfolio securities if, as a result, the aggregate of such loans and any borrowings exceed 33 1/3% of the value of the Fund’s total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund’s Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund’s Board of Directors.

HTR does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.

Guaranteed Mortgage Pass- Through Securities.	HSM does not describe this policy in the Statement of Additional Information. Please see the description in the Prospectus.

The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.

1) Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

2) Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

3) Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency

Home Finance Act of 1970, as amended (the “FHLMC Act”). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government. Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Investment Grade Corporate Securities.	HSM does not state a policy relating to investment grade corporate securities.

Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.

Debt Securities Issued by Real Estate Investment Trusts.	HSM does not state a policy relating to debt securities issued by REITs.

The Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts (“REIT Debt Securities”). The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their
exemptions from the Investment Company Act of
1940 (the “1940 Act”). Additionally, real estate
related unsecured debt generally contains covenants
restricting the level of secured and total debt and
requires a minimum debt service coverage ratio and
net worth level.

Closed-End Bond Funds.

The Fund may invest up to 5% of its assets in closed-end bond funds that in turn invest primarily in high yield high risk corporate securities. In determining whether to invest in a closed-end bond fund, the Adviser will consider several factors, including the assets in which the fund invests, the quality of the fund’s investment management and the fund’s dividend yield and stock price relative to net asset value.

Investments in closed-end bond funds are subject to the risks associated with the securities in which the funds invest. The associated risks are similar to the risks of direct investment in high yield high risk corporate securities, which are described in the Fund’s prospectus. Such risks may include default, declining or highly volatile market prices, ratings downgrades, calls or redemption provisions and disruptions in market liquidity.

In addition, shares of closed-end bond funds frequently trade at a discount to their net asset values, and the amount of the discount may change over time. Accordingly, the Fund may be forced to sell shares of a closed-end bond fund at a significant discount from their net asset values.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Options Transactions. The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of the option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, the potential option purchaser might have less of a loss. An option purchaser does not have the choice of “waiting out” an unexpected decrease or increase in the underlying securities’ price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

The Fund’s ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (4) interruption of the normal operations on an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid.

Short Sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security or otherwise closes the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The projected offset to this price risk within the portfolio is the market value gain of the similar securities held by the Fund. However, changes in the value of the securities sold short and of the portfolio securities may not correlate under some market conditions.

DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of 4 individuals, all of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”).

The Role of the Board

Each Fund’s Board provides oversight of the management and operations of the respective Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board has appointed senior employees of the Advisor as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Advisor report on the Fund’s investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, all of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Disinterested Directors”), which are Directors that are not affiliated with the Advisor or its affiliates. The Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Disinterested Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Disinterested Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund. Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Disinterested Directors should constitute at least 75% of the Board. The Board reviews its structure annually. The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Advisor and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Advisor to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Advisor’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Board believes that each Director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Funds, as well as having served on the Boards of the Funds. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operations of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. Each Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the Directors and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.

•

Rodman L. Drake—In addition to his tenure as a Director of the Funds, Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Boards, and is a member of the Audit, Nominating and Compensation, and Executive Committees.

•

Diana H. Hamilton—In addition to her tenure as a Director of the Funds, Ms. Hamilton has business experience as an executive in the public sector, including serving six years as Director of Public Finance for the State of Indiana, as well as corporate governance experience gained from serving on the board of directors of another investment management company. In addition, Ms. Hamilton currently serves as President of a municipal finance advisory firm and on the Board of Directors of various non-profit entities. Ms. Hamilton previously served as chair of the Indiana Transportation Finance Authority. Ms. Hamilton is a member of the Audit and Nominating and Compensation Committees.

•

Stuart A. McFarland—In addition to his tenure as a Director of the Funds, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit, and Nominating and Compensation Committees.

•

Louis P. Salvatore—In addition to his tenure as a Director of the Funds, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees as an audit committee chairman for several other investment management companies. Mr. Salvatore previously spent 30 years in public accounting. He holds a Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

Board Meetings

Each Fund’s Board held four regular meetings and one special meeting during the 12 month period ended November 30, 2011. During the fiscal year ended November 30, 2011, each Director attended at least 75% of the aggregate of the meetings of each Fund’s Board of Directors. Each Fund’s Fund Governance Policies and Procedures provide that the Chairman of the Board of Directors, who is elected by the Disinterested Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Executive Committee

Each Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committees of the Funds did not need to meet during the fiscal year ended November 30, 2011.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton, all of whom are Disinterested Directors. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditor, to review with the Fund’s auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Funds, each Audit Committee met two times and all of the members of each Audit Committee attended all of the Audit Committee meetings. Mr. Salvatore serves as a Chairman of the Audit Committee and each Board has determined that Mr. Salvatore is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton, all of whom are Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee of each Fund met twice during the fiscal year ended November 30, 2011 and the meeting was attended by all of the members of the Nominating and Compensation Committee. The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Disinterested Directors. Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Advisor and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then be considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on the Funds’ proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended November 30, 2011, each Fund’s QLCC did not meet. The QLCC currently consists of Messrs. Drake, McFarland, and Salvatore and Ms. Hamilton.

Biographical Information

The following tables provide information concerning the directors and officers of HSM and HTR.

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors

Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2009-Present).	7

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 64	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of United Guaranty Corporation (July 2011-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Director

Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 68	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	7

Class III Director to serve until 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Director, Brookfield Investment Funds (UCITS) plc (October 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 40	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Advisor (2005-Present).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Investment Management Inc. (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since November 2006	Chief Executive Officer AMP Capital Brookfield (US) LLC (December 2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (December 2011-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present); Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present). Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Chief Compliance Officer, Brookfield Investment Management (UK) Limited (May 2011-Present); Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

Indemnification of Directors and Officers

Each Fund’s Charter limits the personal liability of Directors and Officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Charter, each Fund’s Directors and Officers have no liability to the Fund and its shareholders for money damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, (b) active or deliberate dishonesty that is established by a final judgment and is material to the cause of action. In accordance with the 1940 Act, the Charter does not protect or purport to protect Directors and Officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, each Fund’s Charter provides that the Fund will indemnify (a) its Directors and Officers, whether serving the Fund or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) other employees and agents to such extent as shall be authorized by the Board or the Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act. Maryland law requires a Maryland corporation (unless its charter provides otherwise, which each Fund’s Charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Under Maryland law, the Fund is entitled to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief the he or she has met the standard of conduct necessary for indemnification and (b) a written unsecured undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the Charter or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. Each Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Charter and applicable law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each Fund’s officers and Directors and persons who own more than ten-percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by regulations of the Securities and Exchange Commission to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended November 30, 2011, all filing requirements applicable to the Funds’ officers, Directors and greater than ten-percent beneficial owners were complied with.

Share Ownership

As of the December 31, 2011, the Directors and Officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Advisor’s family of investment companies (the “Fund Complex”) as of December 31, 2011. The Fund Complex is comprised of the Funds, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios High Yield Fund, Brookfield Global Listed Infrastructure Income Fund, Inc. and Brookfield Investment Funds and its four series; Brookfield Global Listed Real Estate Fund, Brookfield Global Listed infrastructure Fund, Brookfield Global High Yield Fund and Brookfield High Yield Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 15, 2011. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Director	Aggregate Dollar Range of Equity Securities in HTR	Aggregate Dollar Range of Equity Securities in HSM	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies

Rodman L. Drake	Over $100,000	$10,001-$50,000	Over $100,000

Diana H. Hamilton	None	None	$10,001-$50,000

Stuart A. McFarland	$10,001-$50,000	$1-$10,000	$50,001-$100,000

Louis P. Salvatore	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000

Compensation of Directors

No remuneration was paid by any of the Funds to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of such Fund. Each Director of the Funds, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from each Fund a fee of $18,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2011 for the Funds, which we refer to as fiscal 2011.

	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex

Rodman L. Drake	$46,000	$104,000

Diana H. Hamilton*	$27,000	$77,000

Stuart A. McFarland	$36,000	$86,000

Louis P. Salvatore	$41,000	$104,250

*	Diana H. Hamilton was elected a Director of HSM and HTR on February 24, 2011.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

Brookfield Investment Management Inc. (the “Adviser”) serves as each Fund’s investment adviser. The Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion of assets under management as of September 30, 2011. In addition to the Funds, the Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end funds. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment. The Adviser provides advisory services to several other registered investment companies, some of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. As of September 30, 2011, the Adviser and its affiliates had approximately $21 billion in assets under management. The business address of the Adviser and its officers and directors is Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

The Adviser currently serves as the investment adviser to both Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Each Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. Each Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund’s average weekly net assets, which, for purposes of determining the Adviser’s fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the common shares.

Advisory Fees Earned by the Investment Advisor

Investment Management Fees	HTR
For the Fiscal Year Ended	Earned by the Investment Advisor
November 30, 2011	$1,247,562
November 30, 2010	$1,156,648
November 30, 2009	$1,027,790

Investment Management Fees	HSM
For the Fiscal Year Ended	Earned by the Investment Advisor
November 30, 2011	$444,966
November 30, 2010	$405,250
November 30, 2009	$381,828

OTHER AGREEMENTS

Administration Agreement

Each Fund has entered into an Administration Agreement with Brookfield Investment Management Inc. (the “Administrator”). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities.

Administration Fees	HTR
For the Fiscal Year Ended
November 30, 2011	$383,865
November 30, 2010	$355,892
November 30, 2009	$316,243

Administration Fees	HSM
For the Fiscal Year Ended
November 30, 2011	$136,913
November 30, 2010	$124,692
November 30, 2009	$117,486

Sub-Administration Agreement

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”). The Sub-administrator performs administrative services necessary for the operation of each Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays a monthly fee at an annual rate of at least $45,000 (for Fund Sub-administration services per Fund and a monthly fee at an annual rate of at least $30,000 for fund accounting services per Fund). The Administrator is responsible for any fees due the Sub-administrator.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For HTR, as of November 30, 2011:

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of November 30, 2011	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
	Other Registered Investment Company	4	$674 million	0	0
Michelle Russell-Dowe	Other Pooled Investment Vehicles	8	$252 million	0	0
	Other Accounts	18	$3.5 billion	0	0

For HSM, as of November 30, 2011:

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of November 30, 2011	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
	Other Registered Investment Company	3	$758 million	0	0
Michelle Russell-Dowe	Other Pooled Investment Vehicles	8	$252 million	0	0
	Other Accounts	18	$3.5 billion	0	0

The Funds’ Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Securities Ownership of Portfolio Manager

As of November 30, 2011, the portfolio manager of each Fund did not own any shares in either Fund.

Portfolio Transactions and Brokerage Allocation

The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Funds. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Advisor. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

Brokerage Commissions	HTR
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
November 30, 2011	$21,990
November 30, 2010	$26,048
November 30, 2009	$1,065

Brokerage Commissions	HSM
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
November 30, 2011	$5,213
November 30, 2010	$8,790
November 30, 2009	$780

CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

OTHER INFORMATION

Each Fund’s securities and cash are held by US Bank National Association, whose principal business address is 1555 N. Rivercenter Dr., Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

American Stock Transfer & Trust Company, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the common shares.

Code of Ethics

Each Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

There is no family relationship between any of the Funds’ current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Funds’ officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Funds so enjoined.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is attached as Appendix C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed BBD, LLP to be each Fund’s independent registered public accounting firm. BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The audited financial statements of HTR for the fiscal year ended November 30, 2010 are incorporated by reference herein to HTR’s annual report filed on Form N-CSR on February 7, 2011. The unaudited financial statements of HTR for the fiscal period ended May 31, 2011 are incorporated by reference herein to HTR’s semi-annual report filed on Form N-CSR on August 8, 2011.

The audited financial statements of HSM for the fiscal year ended November 30, 2010 are incorporated by reference herein to HSM’s annual report filed on Form N-CSR on February 7, 2011. The unaudited financial statements of HSM for the fiscal period ended May 31, 2011 are incorporated by reference herein to HSM’s semi-annual report filed on Form N-CSR on August 8, 2011.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of HSM with HTR which include: (i) Pro Forma Condensed Combined Schedule of Investments at May 31, 2011, (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at May 31, 2011, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended May 31, 2011 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [    ], 2012, by and between Helios Strategic Mortgage Income Fund, Inc., a Maryland corporation (“Acquired Fund”), and Helios Total Return Fund, Inc., a Maryland corporation (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a diversified, closed-end management investment company, and the Acquiring Fund is a diversified, closed-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Directors of the Acquired Fund has determined that (1) participation in the Reorganization is advisable and in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that (1) participation in the Reorganization is advisable and in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Acquired Fund shall assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2 Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

1.3 Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4 Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata as described below to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6 Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2 Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3 Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4 Determination of Value. All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5 Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1 Closing. The closing of the Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Brookfield Investment Management Inc. on or about [    ], 2012, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2 Transfer and Delivery of Assets. The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3 Share Records. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4 Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquired Fund is registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not result, in (i) a violation of Maryland law or a material violation of its Charter and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2010 have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since November 30, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2 Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) At the Effective Time, the Acquiring Fund will be registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) Proxy Statement/Prospectus of the Acquiring Fund filed with the Commission on [            ] on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not result, in (i) a violation of Maryland law or a material violation of its Charter and Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at November 30, 2010 have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i) Since November 30, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(j) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(k) At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(o) The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with its practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Meeting of Shareholders. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to consider approval of the Agreement and the transactions contemplated herein.

5.7 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will (a) make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing, (b) terminate its registration under the 1940 Act and (c) dissolve under Maryland law.

5.8 Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9 Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c) The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2 Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund.

(c) The Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d) The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite rate of the holder of outstanding shares of the Acquired Fund in accordance with the Acquired Fund’s Charter and Bylaws, applicable Maryland law and the 1940 Act and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d) The Funds shall have received an opinion of Paul Hastings LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund.

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(4) The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(5) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(6) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(7) The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (reduced by any amount of tax basis allocable to fractional Acquiring Fund Shares for which cash is received) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

(8) The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Paul Hastings LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f) The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in paragraph 3.3.

(g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification by the Acquiring Fund. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and their trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers or agents.

7.2 Indemnification by the Acquired Fund. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Acquired Fund or the members of the Acquired Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.

7.3 Liability of the Acquired Fund. The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund on behalf of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Charter of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4 Liability of the Acquiring Fund. The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder. The Acquired Fund represents that it has notice of the provisions of the Charter of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2 Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be paid by each Fund in proportion to its net assets. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Proxy Statement/Prospectus, preparing, printing and distributing the expenses of soliciting proxies from the Fund shareholders and holding shareholder meetings and prospectus supplements of the Acquired Fund relating to the Reorganization, and winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; expenses of soliciting proxies from the Fund shareholders and holding shareholder meetings; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Helios Strategic Mortgage Income Fund, Inc.:

Three World Financial Center

200 Vesey Street

New York, New York 10128-1010

Attention: General Counsel

    With copies (which shall not constitute notice) to:

    Paul Hastings LLP

    Park Avenue Tower

    75 E. 55th Street

    New York, New York 10022

    Attention: Michael R. Rosella, Esq.

If to Helios Total Return Fund, Inc.:

Three World Financial Center

200 Vesey Street

New York, New York 10128-1010

Attention: General Counsel

    With copies (which shall not constitute notice) to:

    Paul Hastings LLP

    Park Avenue Tower

    75 E. 55th Street

    New York, New York 10022

    Attention: Michael R. Rosella, Esq.

ARTICLE XI

MISCELLANEOUS

11.1 Entire Agreement. Each Fund agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [     ] day of [            ], 2012.

Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.

By:	By:

Name:	Name:

Title:	Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) into Helios Total Return Fund, Inc. (“HTR”) (the “Reorganization”).

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on May 31, 2011. The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended May 31, 2011 as if the Reorganization had taken place on June 1, 2010. The pro forma condensed combined financial statements give effect to the proposed Reorganization in which HSM will merge with and into HTR. Following the Reorganization, HSM will terminate its registration under the 1940 Act and will liquidated and dissolve under Maryland law. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. As of May 31, 2011, all the securities held by HSM comply with the compliance guidelines and/or investment restrictions of HTR. It is not anticipated that HTR will sell any securities of HSM acquired in the reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for

Helios Total Return Fund, Inc. (“HTR”) and

Helios Strategic Mortgage Income Fund, Inc. (“HSM”)

As of May 31, 2011 (Unaudited)

(Percentages shown are based on combined net assets)

Portfolio of Investments (Unaudited)

May 31, 2011

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.6%
U.S. Government Agency Collateralized Mortgage Obligations - 1.6%
Federal Home Loan Mortgage Corporation Series 3617, Class C	4.50%	12/15/39	$924	$930,527	$1,929	$1,941,970	$2,853	$2,872,497
Federal National Mortgage Association
Series 2010-6, Class C [8]	4.50	02/25/40			601	604,022	601	604,022
Series 1997-79, Class PL	6.85	12/18/27			451	513,602	451	513,602
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28			633	439,084	633	439,084
Total U.S. Government Agency Collateralized Mortgage Obligations (Cost -$921,817, Cost -$3,522,405, Combined -$4,444,222)				930,527		3,498,678		4,429,205
U.S. Government Agency Pass-Through Certificates - 15.0%
Federal Home Loan Mortgage Corporation
Pool C69047 [8]	7.00	06/01/32	496	573,975			496	573,975
Pool H01847 [8]	7.00	09/01/37	1,178	1,345,318			1,178	1,345,318
Pool C53494	7.50	06/01/31			48	55,432	48	55,432
Pool C56878	8.00	08/01/31			113	134,345	113	134,345
Pool C58516	8.00	09/01/31			43	50,829	43	50,829
Pool C59641 [8]	8.00	10/01/31			340	403,524	340	403,524
Pool C55166	8.50	07/01/31			110	132,119	110	132,119
Pool C55167	8.50	07/01/31			72	86,426	72	86,426
Pool C55168	8.50	07/01/31			77	92,902	77	92,902
Pool C55169	8.50	07/01/31			66	79,461	66	79,461
Pool G01466 [8]	9.50	12/01/22	383	441,368	741	854,009	1,124	1,295,377
Pool 555538 [8]	10.00	03/01/21			423	464,172	423	464,172
Pool 555559 [8]	10.00	03/01/21	263	296,741			263	296,741
Federal National Mortgage Association	5.00	TBA	2,000	2,128,750	7,200	7,663,500	9,200	9,792,250
Pool 753914 [8]	5.50	12/01/33	3,107	3,385,845			3,107	3,385,845
Pool 761836 [8]	6.00	06/01/33	1,855	2,060,478			1,855	2,060,478
Pool 948362 [8]	6.50	08/01/37	1,730	1,938,750			1,730	1,938,750
Pool 555933 [8]	7.00	06/01/32			3,777	4,355,534	3,777	4,355,534
Pool 645912 [8]	7.00	06/01/32			810	933,414	810	933,414
Pool 645913 [8]	7.00	06/01/32			921	1,060,755	921	1,060,755
Pool 650131 [8]	7.00	07/01/32	693	799,902			693	799,902
Pool 784369	7.50	07/01/13			182	191,795	182	191,795
Pool 789284	7.50	05/01/17			162	164,301	162	164,301
Pool 827853	7.50	10/01/29			215	251,156	215	251,156
Pool 545990 [8]	7.50	04/01/31			1,384	1,610,883	1,384	1,610,883
Pool 255053 [8]	7.50	12/01/33			223	261,765	223	261,765
Pool 735576 [8]	7.50	11/01/34			1,426	1,667,034	1,426	1,667,034
Pool 885034	7.50	05/01/36			210	240,959	210	240,959
Pool 896391 [8]	7.50	06/01/36			781	895,644	781	895,644
Pool 887431 [8]	7.50	08/01/36	150	171,863			150	171,863
Pool 398800	8.00	06/01/12	37	37,932	74	74,680	111	112,612
Pool 735800 [8]	8.00	01/01/35			872	1,020,753	872	1,020,753
Pool 636449 [8]	8.50	04/01/32	793	936,069			793	936,069
Pool 852865 [8]	9.00	07/01/20			1,049	1,242,790	1,049	1,242,790
Pool 545436 [8]	9.00	10/01/31			425	503,503	425	503,503
Pool 458132 [8]	9.31	03/15/31	578	686,187	1,258	1,491,996	1,836	2,178,183
Total U.S. Government Agency Pass-Through Certificates (Cost -$13,620,998, Cost -$24,246,709, Combined -$37,867,707)				14,803,178		25,983,681		40,786,859
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost -$14,542,815, Cost -$27,769,114, Combined -$42,311,929)				15,733,705		29,482,359		45,216,064
ASSET-BACKED SECURITIES - 20.0%
Housing Related Asset-Backed Securities - 18.5%
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1	7.65	05/15/21			5,840	4,897,542	5,840	4,897,542
ACE Securities Corp. Series 2003-MH1, Class A4 [1,5,8]	6.50	08/15/30	670	726,220	763	827,024	1,433	1,553,244
Asset-Backed Securities Corp. Home Equity

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
Series 2006-HE3, Class A4 [2,4,12]	0.36	03/25/36	356	261,203	714	524,172	1,070	785,375
Citicorp Residential Mortgage Securities, Inc.
Series 2007-1, Class A5 [3,12]	6.05/6.55	03/25/37	1,289	995,802	2,940	2,271,262	4,229	3,267,064
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	140	150,964	371	401,196	511	552,160
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-MH3, Class A [3]	6.70/7.20	12/25/31	101	106,845	287	304,971	388	411,816
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3 [2,4,12]	0.35	11/25/36	1,105	429,288	2,215	860,519	3,320	1,289,807
Green Tree
Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	1,055	1,178,781	2,703	3,019,717	3,758	4,198,498
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30			1,820	1,942,031	1,820	1,942,031
Series 1997-7, Class A7	6.96	07/15/29	888	958,141	1,412	1,522,898	2,300	2,481,039
Series 1996-2, Class A4	7.20	04/15/26	6	6,357			6	6,357
Series 1997-2, Class A6	7.24	06/15/28	289	315,807			289	315,807
Series 1997-6, Class A9	7.55	01/15/29			1,384	1,509,024	1,384	1,509,024
ASSET-BACKED SECURITIES (continued)
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [2,4,12]	0.29	01/25/37	723	238,530			723	238,530
JP Morgan Mortgage Acquisition Corp.
Series 2006-CW2, Class AF5 [3,5,12]	6.34/6.8 4	08/25/36	109	58,860	311	167,940	420	226,800
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A4	5.27	09/15/18	104	109,569			104	109,569
Series 2001-B, Class A5	5.87	05/15/22	196	210,068			196	210,068
Series 2001-B, Class A6	6.47	08/15/28	170	185,386			170	185,386
Mid-State Trust
Series 2010-1, Class M [1,5]	5.25	12/15/45	872	871,925	833	832,912	1,705	1,704,837
Series 2005-1, Class A	5.75	01/15/40	1,275	1,291,867			1,275	1,291,867
Series 2004-1, Class A [8]	6.01	08/15/37	1,011	1,021,358	925	934,827	1,936	1,956,185
Series 10, Class B	7.54	02/15/36			1,260	1,193,611	1,260	1,193,611
Series 2004-1, Class M2	8.11	08/15/37	927	928,959	1,854	1,857,918	2,781	2,786,877
Series 4, Class A [8]	8.33	04/01/30	1,524	1,572,742	814	840,361	2,338	2,413,103
Morgan Stanley ABS Capital, Inc.
Series 2006-WMC2, Class A2C [2,4,12]	0.34	07/25/36	1,785	621,165	3,580	1,245,421	5,365	1,866,586
Series 2006-HE1, Class A3 [2,4,12]	0.37	01/25/36	460	427,508	918	853,515	1,378	1,281,023
Newcastle Investment Trust
Series 2010-MH-1, Class A [1,5]	4.50	07/10/35	1,064	1,094,910	2,471	2,542,526	3,535	3,637,436
Option One Mortgage Loan Trust
Series 2005-4, Class A3 [2,4,6,12]	0.45	11/25/35	775	733,707	590	558,493	1,365	1,292,200
Origen Manufactured Housing
Series 2005-B, Class A4	5.91	01/15/37	439	461,911	1,229	1,293,142	1,668	1,755,053
Renaissance Home Equity Loan Trust
Series 2007-3, Class AF3 [3,11,12]	7.24/7.74	09/25/37			804	429,517	804	429,517
Residential Asset Securities Corp.
Series 2005-K512, Class A2 [2,4,12]	0.44	01/25/36	545	504,307			545	504,307
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,12]	0.35	10/25/36	935	571,502	2,624	1,603,873	3,559	2,175,375
Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96	09/07/31			2,000	1,974,002	2,000	1,974,002
Total Housing Related Asset-Backed Securities (Cost -$17,405,830, Cost -$36,987,173, Combined -$54,393,003)				16,033,682		34,408,414		50,442,096
Collateralized Debt Obligations - 1.5%
Anthracite CDO I Limited
Series 2002-CIBA, Class CFL [1,2,5] (Cost -$0, Cost -$5,000,000, Combined -$5,000,000)	.44	05/24/37			5,000	4,125,000	5,000	4,125,000
Franchise Securities - 0.0%
Franchisee Loan Receivable Trust Series 1995-B, Class A [1,5,6,11]	10.25	10/01/15			677	44,364	677	44,364
(Cost -$0, Cost -$677,199, Combined -$677,199)
Non-Housing Related Asset-Backed Securities - 0.0%
Securitized Multiple Asset Rated Trust Series 1997-2, Class A [6,11]	0.00	10/01/12			2,263	1	2,263	1
(Cost -$0, Cost -$11,317, Combined - $11,317)
Total ASSET-BACKED SECURITIES (Cost -$0, Cost -$60,081,519, Combined -$60,081,519)					16,033,682	38,577,779		54,611,461
COMMERCIAL MORTGAGE-BACKED SECURITIES - 67.2%
Banc of America Commercial Mortgage Inc.
Series 2006-6, Class A4 [8]	5.36%	10/10/45	790	852,447	2,290	2,471,018	3,080	3,323,465
Series 2005-6, Class AJ [2]	5.37	09/10/47	1,090	1,103,071	2,450	2,479,380	3,540	3,582,451
Series 2007-2, Class L [1,5,11]	5.37	04/10/49	1,127	8,453			1,127	8,453

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-2, Class J [1,2,11]	5.48	05/10/45			332	16,108	332	16,108
Series 2006-1, Class J [1,2,5]	5.76	09/10/45	1,000	50,000			1,000	50,000
Series 2007-2, Class A4 [2,8]	5.82	04/10/49	1,170	1,267,663	3,680	3,987,181	4,850	5,254,844
Series 2007-2, Class K [1,2,5]	5.83	04/10/49	3,000	55,500	5,000	92,500	8,000	148,000
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,2,5]	5.62	03/11/39	1,100	487,709	1,700	753,732	2,800	1,241,441
Series 2007-PW16, Class B [1,2,5]	5.91	06/11/40	1,030	748,759	4,970	3,612,941	6,000	4,361,700
Series 2007-PW16, Class C 1,2,5	5.91	06/11/40	1,290	786,175	3,710	2,261,015	5,000	3,047,190
Series 2007-PW16, Class D 1,2,5	5.91	06/11/40	910	458,932	2,590	1,306,191	3,500	1,765,123
Series 2007-PW17, Class AM [8]	5.92	06/11/50	1,400	1,448,744	3,980	4,118,572	5,380	5,567,316
Series 2007-T28, Class F [1,2,5]	6.18	09/11/42			250	130,676	250	130,676
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM 2,8	5.89	12/10/49	1,820	1,880,351	5,130	5,300,111	6,950	7,180,462
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	1,580	1,686,797	4,350	4,644,030	5,930	6,330,827
Series 2006-CD2, Class J [1,2,5,11]	5.63	01/15/46	1,000	33,727	1,000	33,727	2,000	67,454
Commercial Mortgage Lease-Backed Certificates
Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31			1,107	1,207,516	1,107	1,207,516
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class J [1,2,5]	6.01	12/10/49	350	112,294			350	112,294
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [1,5]	4.65	11/15/37			1,000	293,446	1,000	293,446
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5]	5.15	09/15/39	513	2,052	684	2,736	1,197	4,788
Series 2006-C4, Class M [1,5]	5.15	09/15/39	565	1,413	754	1,885	1,319	3,298
Series 2006-C5, Class AM [8]	5.34	12/15/39	1,860	1,866,272	5,310	5,327,905	7,170	7,194,177
Series 2006-C5, Class AJ	5.37	12/15/39			5	4,455	5	4,455
Series 2006-C1, Class K [1,2,5]	5.78	02/15/39	2,358	495,864	4,715	991,517	7,073	1,487,381
Series 2006-C5, Class E [6]	5.54	12/15/39	4,510	1,578,500	9,025	3,158,750	13,535	4,737,250
Series 2007-C2, Class A3 [8]	5.54	01/15/49	1,570	1,673,367	4,454	4,747,247	6,024	6,420,614
Series 2010-RR1, Class 2B [1,5]	5.70	09/15/40			380	386,373	380	386,373
Series 2007-C3, Class A4 [2]	5.90	06/15/39			410	440,943	410	440,943
Series 2006-C3, Class AJ [2]	6.01	06/15/38	460	421,188	440	402,875	900	824,063
Series 2006-C4, Class K [1,2,5,11]	6.29	09/15/39	2,970	20,790	4,950	34,650	7,920	55,440
CW Capital Cobalt Ltd
Series 2007-C3, Class AM 2	6.01	05/15/46	200	196,249	590	578,935	790	775,184
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5]	6.04	08/11/36	3,000	3,116,388			3,000	3,116,388
Series 2002-2A, Class H [1,5]	6.31	08/11/36	2,000	2,053,224			2,000	2,053,224
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B	4.97	12/10/41	450	416,188	1,300	1,202,322	1,750	1,618,510
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	1,655	1,797,744	4,000	4,345,000	5,655	6,142,744
Series 2007-GG9, Class AM	5.48	03/10/39	210	211,449	920	926,350	1,130	1,137,799
Series 2007-GG11, Class A4 [8]	5.74	12/10/49			4,170	4,504,388	4,170	4,504,388
Series 2006-GG7, Class AJ [2]	6.08	07/10/38	165	158,095	480	459,914	645	618,009
Series 2006-GG7, Class AM [2,8]	6.08	07/10/38	1,580	1,666,654	4,500	4,746,798	6,080	6,413,452
Series 2007-GG11, Class AJ [2]	6.20	12/10/49	270	234,793	160	139,137	430	373,930
Series 2007-GG11, Class E [2]	6.30	12/10/49	5,560	2,603,976	7,440	3,484,457	13,000	6,088,433
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ	5.62	11/10/39			2,250	1,987,425	2,250	1,987,425
Series 2007-GG10, Class A4 [2]	5.99	08/10/45			4,788	5,149,925	4,788	5,149,925
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,2,5]	5.66	10/15/37	1,600	1,202,750			1,600	1,202,750
Series 2007-CB18, Class G [1,2,5]	5.91	06/12/47	600	61,817	1,200	123,635	1,800	185,452
Series 2007-LD11, Class J [1,2,5]	6.00	06/15/49			511	12,775	511	12,775
Series 2007-LD11, Class K [1,2,5,11]	6.00	06/15/49	1,879	37,580	939	18,780	2,818	56,360
Series 2007-CB20, Class AM [2]	6.10	02/12/51	1,180	1,219,065			1,180	1,219,065
Series 2009-IWST, Class D [1,2,5]	7.69	12/05/27	2,000	2,293,360			2,000	2,293,360
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM [8]	5.38	11/15/38			2,060	2,095,020	2,060	2,095,020
Series 2007-C1, Class A4 [8]	5.42	02/15/40	1,510	1,648,085	4,350	4,747,794	5,860	6,395,879
Series 2007-C1, Class AJ	5.48	02/15/40			460	412,034	460	412,034
Series 2007-C1, Class C	5.53	02/15/40	1,960	1,470,000	1,300	975,000	3,260	2,445,000
Series 2007-C1, Class D	5.56	02/15/40	360	243,000	240	162,000	600	405,000
Series 2002-C2, Class L [1,5]	5.68	07/15/35			5,300	4,893,331	5,300	4,893,331
Series 2007-C7, Class A3 [8]	5.87	09/15/45	1,130	1,247,012	3,110	3,432,041	4,240	4,679,053
LNR CDO V Limited
Series 2007-1A, Class F [1,2,5,11]	1.64	12/26/49			3,750	0	3,750	0
Morgan Stanley Capital I, Inc.
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	950	1,016,360	2,610	2,792,316	3,560	3,808,676
Series 2007-IQ13, Class AM [8]	5.41	03/15/44			3,270	3,175,497	3,270	3,175,497

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
Series 2006-T21, Class H [1,2,5,6]	5.49	10/12/52			1,500	525,000	1,500	525,000
Series 2004-HQ4, Class G [1,2,5]	5.49	04/14/40	1,000	550,000			1,000	550,000
Series 2007-IQ13, Class B [1,5]	5.52	03/15/44	860	464,400			860	464,400
Series 2006-IQ11, Class J [1,5,11]	5.53	10/15/42			256	17,989	256	17,989
Series 2007-IQ13, Class C [1,5]	5.56	03/15/44	560	263,892			560	263,892
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	1,580	1,691,058	4,528	4,846,273	6,108	6,537,331
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	1,740	1,879,505	4,950	5,346,866	6,690	7,226,371
Series 2006-HQ9, Class A4 [8]	5.73	07/12/44			2,170	2,405,695	2,170	2,405,695
Series 2007-T27, Class A4 [2,8]	5.79	06/11/42			3,610	4,057,521	3,610	4,057,521
Series 2008-T29, Class A4 [2,8]	6.46	01/11/43			2,000	2,316,478	2,000	2,316,478
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,2,5]	6.12%	11/13/36	729	684,790	2,148	2,019,120	2,877	2,703,910
Series 2003-TOP9, Class G [1,2,5]	6.39	11/13/36	1,165	1,025,200	3,412	3,002,560	4,577	4,027,760
Morgan Stanley Reremic Trust
Series 2009-GG10, Class A4B [1,2,5]	5.99	08/12/45			300	311,933	300	311,933
Series 2010-GG10, Class A4B [1,2,5]	5.99	08/15/45	310	322,331	860	894,207	1,170	1,216,538
Vornado DP LLC
Series 2010-VNO, Class D [1,5]	6.36	09/13/28	240	254,319	680	720,569	920	974,888
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5,11]	5.13	04/15/47	1,788	38,978			1,788	38,978
Series 2005-C20, Class F [1,2,5]	5.42	07/15/42	4,000	1,410,000			4,000	1,410,000
Series 2005-C16, Class H [1,2,5]	5.69	10/15/41	2,000	1,065,974	4,000	2,131,948	6,000	3,197,922
Series 2004-C14, Class G [1,2,5]	5.85	08/15/41	800	706,000	2,200	1,941,500	3,000	2,647,500
Series 2007-C32, Class A3 [5]	5.93	06/15/49			3,810	4,119,368	3,810	4,119,368
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost -$59,853,386, Cost -$141,213,075, Combined -$201,066,461)				50,290,304		133,229,381		183,519,685
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES - 24.4%
Subordinated Collateralized Mortgage Obligations - 24.4%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3,8]	5.08/5.58	09/25/35	195	196,822	509	514,118	704	710,940
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B4 [11]	5.50	04/25/34	857	4,883			857	4,883
Banc of America Funding Corp.
Series 2003-3, Class B4 [2]	5.47	10/25/33			555	393,460	555	393,460
Series 2003-3, Class B5 [2]	5.47	10/25/33			555	309,809	555	309,809
Series 2003-3, Class B6 [2,9]	5.47	10/25/33			557	34,087	557	34,087
Series 2005-2, Class B4 [11]	5.67	04/25/35	190	2			190	2
Banc of America Mortgage Securities, Inc.
Series 2004-A, Class B4 [2]	2.85	02/25/34	891	23,689			891	23,689
Series 2003-10, Class 1B4 [6]	5.50	01/25/34	372	191,970			372	191,970
Series 2005-4, Class B4 [9,11]	5.50	05/25/35			162	2	162	2
Series 2005-5, Class 30B4 [9,11]	5.50	06/25/35			588	6	588	6
Chase Mortgage Finance Corp.
Series 2007-S2, Class 1A8	6.00	03/25/37			375	344,097	375	344,097
Citicorp Mortgage Securities, Inc
Series 2007-2, Class 1A3	6.00	02/25/37	1,064	1,044,396	1,513	1,485,123	2,577	2,529,519
Series 2007-8, Class 1A3	6.00	09/25/37	219	216,997	125	123,606	344	340,603
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AR4, Class 1A1A [2]	5.79	03/25/37			413	367,454	413	367,454
Series 2006-AR6, Class 1A1 [2]	5.92	08/25/36			396	362,216	396	362,216
Series 2004-NCM2, Class 1CB2	6.75	08/25/34	178	179,635	62	62,842	240	242,477
Countrywide Alternative Loan Trust
Series 2007-2CB, Class 1A15	5.75	03/25/37	421	339,275	1,215	979,315	1,636	1,318,590
Series 2005-28CB, Class 3A5	6.00	08/25/35	296	271,936	831	763,044	1,127	1,034,980
Series 2006-25CB, Class A2	6.00	10/25/36	621	472,581			621	472,581
Series 2006-41CB, Class 2A14 [12]	6.00	01/25/37	289	220,388	823	627,471	1,112	847,859
Series 2007-11T1, Class A21	6.00	05/25/37			367	270,199	367	270,199
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2]	5.23	01/25/34	319	196,905	320	197,360	639	394,265
Series 2003-J13, Class B4 [2]	5.23	01/25/34			480	212,834	480	212,834
Series 2003-J13, Class B5 [9,11]	5.23	01/25/34	191	9,534	190	9,517	381	19,051
Series 2003-57, Class B3	5.50	01/25/34			379	77,190	379	77,190
Series 2005-27, Class 2A1	5.50	12/25/35	38	34,578	768	697,321	806	731,899
Series 2007-5, Class A29	5.50	05/25/37	577	517,933	1,666	1,495,802	2,243	2,013,735
Series 2006-21, Class A11	5.75	02/25/37	1,031	871,195	1,190	1,005,550	2,221	1,876,745
Series 2004-18, Class A1	6.00	10/25/34	154	153,216	393	391,399	547	544,615
Series 2004-21, Class A10	6.00	11/25/34	253	256,159	647	654,257	900	910,416
Series 2006-1, Class A2	6.00	03/25/36	67	56,272	190	160,158	257	216,430
Series 2008-2R, Class A1	6.00	12/25/36	123	118,785	352	339,245	475	458,030
Series 2007-10, Class A5	6.00	07/25/37			1,800	1,497,492	1,800	1,497,492
Series 2007-18, Class 1A1	6.00	11/25/37	197	179,223			197	179,223
Series 2007-14, Class A6	6.00	09/25/37			490	471,083	490	471,083
First Horizon Asset Securities, Inc.

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-4, Class B4 [1,2,5,9,11]	5.46	07/25/35	192	2			192	2
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2]	0.69	06/25/30			129	65,702	129	65,702
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	480	464,062	1,380	1,335,057	1,860	1,799,119
Series 2005-AR4, Class 6A1	5.25	07/25/35	1,305	1,314,070	623	627,093	1,928	1,941,163
Harborview Mortgage Loan Trust
Series 2005-9, Class B11 [1,2,4,5]	1.95	06/20/35	435	10,067	727	16,821	1,162	26,888
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	3.21	10/25/33	517	212,541			517	212,541
Series 2003-A2, Class B4 [2]	3.41	11/25/33			284	202,913	284	202,913
Series 2006-S4, Class A6	6.00	01/25/37	3	3,316	7	6,996	10	10,312
Series 2006-S3, Class 1A10	6.50	08/25/36	529	476,151	1,511	1,360,045	2,040	1,836,196
Series 2006-S3, Class 1A12	6.50	08/25/36			158	151,151	158	151,151
Series 2006-S3, Class 1A30	6.50	08/25/36			305	287,233	305	287,233
RAAC Series
Series 2005-SP1, Class M3 [2,6]	5.51	09/25/34	254	54,415			254	54,415
RESI Finance LP
Series 2004-B, Class B5 [1,2,5]	1.75	02/10/36			2,289	1,327,700	2,289	1,327,700
Residential Accredit Loans, Inc
Series 2005-QS17, Class A10 [12]	6.00	12/25/35	295	220,492			295	220,492
Series 2007-QS6, Class A2 [2]	53.97	04/25/37			542	979,186	542	979,186
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11	6.00	07/25/35	1,240	1,105,887			1,240	1,105,887
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25	02/25/34			427	291,588	427	291,588
Series 2004-S1, Class B2	5.25	02/25/34	324	128,268			324	128,268
Series 2004-S1, Class B3	5.25	02/25/34			72	16,552	72	16,552
Series 2003-S7, Class A7	5.50	05/25/33	341	353,347	978	1,012,309	1,319	1,365,656
Series 2003-S7, Class B2	5.50	05/25/33	179	100,080	379	212,033	558	312,113
Series 2003-S7, Class B3 [9]	5.50	05/25/33	278	51,252	509	93,912	787	145,164
Series 2003-S2, Class B1 [1,5]	5.75	02/25/33			170	102,245	170	102,245
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5]	3.30	09/10/37	1,818	127,233	3,635	254,466	5,453	381,699
Series 2004-C, Class B7 [1,2,5]	3.70	09/10/36	708	386,188	1,061	579,283	1,769	965,471
Series 2004-B, Class B8 1,2,5,	4.95	02/10/36	524	277,624			524	277,624
Series 2003-D, Class B7 [1,2,5]	5.95	12/10/35			1,115	630,071	1,115	630,071
Series 2003-CB1, Class B8 [1,2,5]	6.95	06/10/35	476	331,851	952	663,703	1,428	995,554
Series 2004-B, Class B9 [1,2,5]	8.45	02/10/36	802	443,336			802	443,336
Series 2004-A, Class B10 [1,2,5]	11.70	02/10/36	316	157,730	554	276,027	870	433,757
Structure Asset Securities Corp.
Series 2003-10, Class A	6.00	04/25/33	119	125,799	341	359,245	460	485,044
WaMu Mortgage Pass-Through Certificates
Series 2002-AR12, Class B4 [2]	2.49	10/25/32	63	4,796			63	4,796
Series 2002-AR12, Class B5 [2]	2.49	10/25/32	47	1,319			47	1,319
Series 2002-AR12, Class B6 [2,9]	2.49	10/25/32	78	856			78	856
Series 2007-HY3, Class 1A1 [2]	5.33	03/25/37	123	89,926	356	260,014	479	349,940
Series 2007-HY1, Class 1A1 [2]	5.41	02/25/37	442	317,105			442	317,105
Series 2003-S1, Class B4 [1,5]	5.50	04/25/33			180	139,743	180	139,743
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-5, Class 3A3 [3]	6.22/6.72	07/25/36	329	189,395	939	540,520	1,268	729,915
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE, Class 2A1 [2]	2.77	12/25/34	124	121,873	342	335,576	466	457,449
Series 2003-N, Class 1A1 [2]	4.56	12/25/33	326	336,041	933	961,133	1,259	1,297,174
Series 2004-K, Class 2A1 [2]	4.71	07/25/34	206	213,168			206	213,168
Series 2005-AR16, Class 7A1[2]	5.20	10/25/35	454	445,958	1,264	1,242,278	1,718	1,688,236
Series 2006-AR15, Class A1 [2]	5.35	10/25/36			1,070	924,467	1,070	924,467
Series 2006-AR1 Class 2A2 [2]	5.40	03/25/36	327	329,211	623	627,300	950	956,511
Series 2007-9, Class 1A5	5.50	07/25/37	688	662,630			688	662,630
Series 2007-5, Class 1A1	5.50	05/25/37	122	123,289			122	123,289
Series 2004-6, Class B4	5.50	06/25/34			1,364	218,171	1,364	218,171
Series 2004-6, Class B5[11]	5.50	06/25/34			834	58,373	834	58,373
Series 2004-6, Class B6 [9,11]	5.50	06/25/34			41	12	41	12
Series 2005-18, Class 1A1	5.50	01/25/36			120	112,600	120	112,600
Series 2006-3, Class A11	5.50	03/25/36	836	824,974	2,380	2,348,670	3,216	3,173,644
Series 2007-3, Class 1A10	5.50	04/25/37			2,081	1,875,501	2,081	1,875,501
Series 2007-4, Class A21	5.50	04/25/37	793	732,967	2,256	2,085,212	3,049	2,818,179
Series 2007-9, Class 1A3	5.50	07/25/37	98	91,168	281	261,479	379	352,647
Series 2007-12, Class A6	5.50	09/25/37	835	788,358	295	278,522	1,130	1,066,880
Series 2006-2, Class 3A1	5.75	03/25/36	235	230,886			235	230,886
Series 2006-AR4, Class 1A1 [2]	5.77	04/25/36	96	85,654			96	85,654
Series 2006-AR12, Class 2A1[2]	5.88	09/25/36			134	121,813	134	121,813

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund
	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value(Note 2)	Principal Amount (000s)	Value (Note 2)
Series 2002-10, Class B5	6.00	06/25/32	169	141,351			169	141,351
Series 2002-10, Class B6 [6,9]	6.00	06/25/32			225	131,110	225	131,110
Series 2006-8, Class A15	6.00	07/25/36	300	282,375	1,469	1,382,696	1,769	1,665,071
Series 2006-10, Class A19	6.00	08/25/36	164	161,922	456	451,527	620	613,449
Series 2006-11, Class A8	6.00	09/25/36	424	402,016	683	647,693	1,107	1,049,709
Series 2007-6, Class A6	6.00	05/25/37	171	157,428	489	449,721	660	607,149
Series 2007-7, Class A38	6.00	06/25/37			547	524,609	547	524,609
Series 2007-7, Class A6	6.00	06/25/37	142	139,542	407	399,955	549	539,497
Series 2007-7, Class A7 [6]	6.00	06/25/37			350	334,349	350	334,349
Series 2007-10, Class 1A1	6.00	07/25/37			463	447,697	463	447,697
Series 2007-10, Class 1A5	6.00	07/25/37			379	368,785	379	368,785
Series 2007-8, Class 1A22	6.00	07/25/37			192	179,980	192	179,980
Series 2007-8, Class 2A2	6.00	07/25/37	427	409,920	1,222	1,173,120	1,649	1,583,040
Series 2007-11, Class A14	6.00	08/25/37			1,087	1,012,509	1,087	1,012,509
Series 2007-13, Class A7	6.00	09/25/37			927	898,487	927	898,487
Series 2007-14, Class 1A1	6.00	10/25/37			1,014	983,493	1,014	983,493
Series 2007-AR5, Class A1 [2]	6.11	10/25/37			461	409,288	461	409,288
Series 2005-18, Class 2A10 [2]	22.02	01/25/36			390	473,659	390	473,659

Total Subordinated Collateralized Mortgage Obligations (Cost -$24,488,757, Cost -$56,242,106, Combined -$80,730,863)				19,184,213		47,357,450		66,541,663
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost -$24,488,757, Cost -$56,242,106, Combined -$80,730,863)				19,184,213		47,357,450		66,541,663
INTEREST ONLY SECURITIES - 1.7%
Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO [1,2,5,10]	3.95	07/16/34			10,000	1,878,200	10,000	1,878,200
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1 [1,2,5,10]	1.91	05/10/36			68,011	1,651,230	68,011	1,651,230
Vendee Mortgage Trust Series 1997-2, Class IO [2,10]	0.06	06/15/27			20,003	25,004	20,003	25,004
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1 [1,2,5,10]	1.52	11/15/34			69,114	1,161,112	69,114	1,161,112
Total INTEREST-ONLY SECURITIES (Cost -$0, Cost -$4,528,356, Combined -$4,528,356)						4,715,546		4,715,546
HIGH YIELD CORPORATE BONDS - 12.6%
Automotive 0.4%
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16			350	363,125	350	363,125
TRW Automotive, Inc. [1,5]	7.25	03/15/17			400	446,000	400	446,000
Visteon Corp. [1,5,8]	6.75	04/15/19			350	339,500	350	339,500

Total Automotive (Cost -$0, Cost -$877,121, Combined -$877,121)						1,148,625		1,148,625

Basic Industry - 1.9%
AK Steel Corp.	7.63	05/15/20			300	312,000	300	312,000
Arch Coal, Inc [8]	8.75	08/01/16			300	333,750	300	333,750
Cascades, Inc.	7.88	01/15/20			350	369,250	350	369,250
CONSOL Energy, Inc	8.25	04/01/20			300	333,000	300	333,000
Domtar Corp. [8]	10.75	06/01/17			400	514,000	400	514,000
Georgia-Pacific LLC [8]	7.25	06/01/28			300	340,125	300	340,125
Huntsman International LLC	5.50	06/30/16			300	298,125	300	298,125
Nalco Co. [1,5]	6.63	01/15/19			300	311,625	300	311,625
PE Paper Escrow GmbH [1,5]	12.00	08/01/14			300	345,750	300	345,750
Solutia, Inc.	8.75	11/01/17			300	331,125	300	331,125
Steel Dynamics, Inc. [8]	7.63	03/15/20			300	325,500	300	325,500
Tembec Industries, Inc	11.25	12/15/18			300	339,000	300	339,000
United States Steel Corp. [8]	7.00	02/01/18			350	364,875	350	364,875
Westlake Chemical Corp. [8]	6.63	01/15/16			400	412,000	400	412,000
Xerium Technologies, Inc [1,5]	8.88	06/15/18			235	233,531	235	233,531

Total Basic Industry (Cost -$0, Cost -$4,731,860, Combined -$4,731,860)						5,163,656		5,163,656

HIGH YIELD CORPORATE BONDS (continued)
Capital Goods - 1.2%
Associated Materials LLC [1,5]	9.13	11/01/17			300	310,125	300	310,125
Bombardier, Inc. [1,5]	7.75	03/15/20			300	339,000	300	339,000
Briggs & Stratton Corp.	6.88	12/15/20			200	211,000	200	211,000
Coleman Cable, Inc.	9.00	02/15/18			300	318,000	300	318,000
Crown Cork & Seal Company, Inc.	7.38	12/15/26			350	349,125	350	349,125
Masonite International Corp [1,5]	8.25	04/15/21			350	352,625	350	352,625
Mueller Water Products, Inc.	7.38	06/01/17			150	150,375	150	150,375
Owens-Illinois, Inc. [8]	7.80	05/15/18			400	438,000	400	438,000
Polymer Group, Inc [1,5]	7.75	02/01/19			350	360,500	350	360,500
Terex Corp.	10.88	06/01/16			300	348,750	300	348,750

Total Capital Goods (Cost -$0, Cost -$3,019,217, Combined -$3,019,217)						3,177,500		3,177,500

Consumer Cyclical - 0.9%

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund
	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
ACCO Brands Corp. [8]	10.63	03/15/15			300	336,750	300	336,750
ACE Hardware Corp. [1,5,8]	9.13	06/01/16			400	430,000	400	430,000
American Axle & Manufacturing, Inc	7.88	03/01/17			300	307,500	300	307,500
Collective Brands, Inc.	8.25	08/01/13			355	357,662	355	357,662
Levi Strauss & Co.	7.63	05/15/20			300	303,750	300	303,750
Limited Brands, Inc. [8]	7.60	07/15/37			300	296,250	300	296,250
Phillips-Van Heusen Corp.	7.38	05/15/20			300	324,000	300	324,000
Tenneco, Inc	6.88	12/15/20			130	133,250	130	133,250

Total Consumer Cyclical (Cost -$0, Cost -$2,580,015, Combined -$2,580,015)						2,489,162		2,489,162

Consumer Non-Cyclical - 0.8%
B&G Foods, Inc.	7.63	01/15/18			300	322,500	300	322,500
C&S Group Enterprises LLC [1,5]	8.38	05/01/17			300	309,000	300	309,000
Cott Beverages, Inc	8.13	09/01/18			350	375,375	350	375,375
FGI Operating Co., Inc.	10.25	08/01/15			300	323,250	300	323,250
Jarden Corp.	7.50	05/01/17			300	319,500	300	319,500
Rite Aid Corp.	9.75	06/12/16			300	335,250	300	335,250
TreeHouse Foods, Inc. [8]	7.75	03/01/18			250	270,000	250	270,000

Total Consumer Non-Cyclical (Cost -$0, Cost -$2,147,329, Combined -$2,147,329)						2,254,875		2,254,875

Energy - 2.1%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.63	10/15/20			200	214,250	200	214,250
Calfrac Holdings LP [1,5]	7.50	12/01/20			300	310,500	300	310,500
Crosstex Energy LP/Crosstex Energy Finance Corp.	8.88	02/15/18			300	325,500	300	325,500
EV Energy Partners LP/EV Energy Finance Corp. [1,5]	8.00	04/15/19			95	98,800	95	98,800
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	06/15/20			195	214,500	195	214,500
Frac Tech Services LLC/Frac Tech Finance, Inc [1,5]	7.13	11/15/18			300	318,000	300	318,000
Frontier Oil Corp.	8.50	09/15/16			300	324,750	300	324,750
Hercules Offshore, Inc. [1,5]	10.50	10/15/17			250	265,625	250	265,625
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20			300	319,500	300	319,500
Linn Energy LLC/Linn Energy Finance Corp. [1,5]	8.63	04/15/20			300	328,500	300	328,500
McJunkin Red Man Corp. [1,5]	9.50	12/15/16			300	309,000	300	309,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [8]	8.88	03/15/18			435	467,625	435	467,625
Pioneer Natural Resources Co. [8]	6.65	03/15/17			300	328,693	300	328,693
Plains Exploration & Production Co. [8]	7.63	06/01/18			400	425,000	400	425,000
Precision Drilling Corp. [1,5]	6.63	11/15/20			300	309,000	300	309,000
Quicksilver Resources, Inc.	11.75	01/01/16			400	464,000	400	464,000
SESI LLC [8]	6.88	06/01/14			400	406,000	400	406,000
Trinidad Drilling Limited [1,5]	7.88	01/15/19			300	316,500	300	316,500

Total Energy (Cost -$0, Cost -$5,397,354, Combined -$5,397,354)						5,745,743		5,745,743

Media - 1.1%
American Reprographics Company [1,5]	10.50	12/15/16			350	369,250	350	369,250
Cablevision Systems Corp. [8]	8.63	09/15/17			400	451,000	400	451,000
CCO Holdings LLC/Cap Corp. [8]	8.13	04/30/20			300	324,375	300	324,375
Deluxe Corp. [8]	7.38	06/01/15			400	414,000	400	414,000
Insight Communications Co., Inc. [1,5]	9.38	07/15/18			355	397,600	355	397,600
Lamar Media Corp.	6.63	08/15/15			400	409,000	400	409,000
LIN Television Corp.	6.50	05/15/13			300	300,000	300	300,000
Mediacom LLC/Mediacom Capital Corp.	9.13	08/15/19			350	379,750	350	379,750

Total Media (Cost -$0, Cost -$2,870,212, Combined -$2,870,212)						3,044,975		3,044,975

Services - 2.6%
AMC Entertainment, Inc.	8.75	06/01/19			400	429,500	400	429,500
ARAMARK Corp.	8.50	02/01/15			400	416,000	400	416,000
Avis Budget Car Rental LLC	9.63	03/15/18			300	329,250	300	329,250
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp.	9.13	08/01/18			350	381,938	350	381,938
CityCenter Holdings LLC/CityCenter Finance Corp. [1,5]	7.63	01/15/16			350	358,750	350	358,750
FireKeepers Development Authority [1,5]	13.88	05/01/15			250	293,125	250	293,125
FTI Consulting, Inc.	7.75	10/01/16			300	312,750	300	312,750
Iron Mountain, Inc. [8]	8.38	08/15/21			500	535,000	500	535,000
Marina District Finance Co., Inc [1,5,8]	9.88	08/15/18			350	365,750	350	365,750
MGM Mirage, Inc.	9.00	03/15/20			400	445,000	400	445,000
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5]	8.88	04/15/17			350	362,250	350	362,250
Pokagon Gaming Authority [1,5]	10.38	06/15/14			373	382,791	373	382,791
Pulte Group, Inc.	6.38	05/15/33			300	245,250	300	245,250
Royal Caribbean Cruises Ltd. [8]	7.25	06/15/16			300	324,000	300	324,000

			Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.		HTR Pro Forma Combined Fund
	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)	Principal Amount (000s)	Value (Note 2)
Scientific Games Corp. [1,5]	8.13	09/15/18			450	475,875	450	475,875
Service Corp. International [8]	6.75	04/01/16			400	429,000	400	429,000
Standard Pacific Corp.	8.38	05/15/18			300	305,250	300	305,250
The Hertz Corp [1,5]	7.50	10/15/18			300	315,000	300	315,000
United Rentals North America, Inc.	9.25	12/15/19			300	336,000	300	336,000

Total Services
(Cost-$0, Cost -$6,765,844, Combined -$6,765,844)						7,042,479		7,042,479
HIGH YIELD CORPORATE BONDS (continued)
Technology & Electronics - 0.2%
First Data Corp. [1,5]	7.38%	06/15/19			350	356,125	350	356,125
Freescale Semiconductor, Inc. [1,5]	9.25	04/15/18			300	334,500	300	334,500

(Cost -$0, Cost -$661,093, Combined -$661,093)						690,625		690,625

Telecommunications - 1.1%
Cincinnati Bell, Inc.	8.25	10/15/17			260	264,875	260	264,875
Cincinnati Bell, Inc.	8.38	10/15/20			140	141,750	140	141,750
Citizen Communications Corp. [8]	7.13	03/15/19			300	310,125	300	310,125
Global Crossing Ltd.	12.00	09/15/15			300	350,250	300	350,250
Nextel Communications, Inc.	7.38	08/01/15			300	301,875	300	301,875
PAETEC Holding Corp.	8.88	06/30/17			300	325,500	300	325,500
Qwest Capital Funding, Inc. [8]	6.88	07/15/28			300	289,875	300	289,875
Sprint Capital Corp. [8]	8.75	03/15/32			400	441,500	400	441,500
TW Telecom Holdings, Inc.	8.00	03/01/18			190	206,388	190	206,388
Windstream Corp. [8]	7.00	03/15/19			400	413,000	400	413,000

Total Telecommunications
(Cost -$0, Cost -$2,878,689, Combined -$2,878,689)						3,045,138		3,045,138

Utility - 0.3%
Calpine Corp. [1,5]	7.25	10/15/17			300	312,000	300	312,000
Edison Mission Energy	7.00	05/15/17			150	124,125	150	124,125
NRG Energy, Inc.	8.50	06/15/19			300	310,500	300	310,500

Total Utility
(Cost -$0, Cost -$712,582, Combined -$712,582)						746,625		746,625
Total HIGH YIELD CORPORATE BONDS
(Cost -$0, Cost -$32,641,316, Combined -$32,641,316)						34,549,403		34,549,403
SHORT-TERM INVESTMENTS - 0.4%
United States Treasury Bill [7,13]	0.05	07/14/11		249,987		899,952		1,149,939
(Cost -$249,987, Cost -$899,952, Combined -$1,149,939)
							Pro Forma Adjustments
Total Investments - 142.9%

(Cost -$116,540,775, Cost -$305,969,608, Combined -$422,510,383)				101,491,891		288,811,870		390,303,761

Liabilities in Excess of Other Assets - (42.9)%				(29,149,576)		(88,057,117)		(117,206,693)
NET ASSETS - 100.0%				$72,342,315		$200,754,753	(205,840)	$272,891,228

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1 -	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2011, the total value of all such investments was as follows:

Fund	Value	% of Each Fund’s Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$24,418,538	33.75%
Helios Total Return Fund, Inc.	$58,960,310	29.37%

2 -	Variable Rate Security - Interest rate shown is the rate in effect as of May 31, 2011.
3 -	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4 -	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5 -	Private Placement.
6 -	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of May 31, 2011 the total value of all such securities were:

Fund	Value	% of Each Fund’s Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$1,824,885	2.52%
Helios Total Return Fund, Inc.	$4,193,574	2.09%

7 -	Zero-Coupon Note - Interest rate represents current yield to maturity.
8 -	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
9 -	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.

10 - Interest rate is based on the notional amount of the underlying mortgage pools.

11  - Issuer is currently in default on its regularly scheduled interest payment.

12  - Investment in subprime security. As of May 31, 2011, the total value of all such investments were:

Fund	Value	% of Each Fund’s Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$5,282,752	7.30%
Helios Total Return Fund, Inc.	$9,142,182	4.55%

13 - Portion or entire principal amount delivered as collateral for open futures contracts.

TBA - To Be Announced.

No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, no securities would need to be sold in order for the Acquiring Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for Helios Total Return Fund, Inc.

(“HTR”) and Helios Strategic Mortgage Income Fund, Inc. (“HSM”)

As of May 31, 2011 (Unaudited)

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.	Pro Forma Adjustments	HTR Pro Forma Combined Fund
Assets:
Investments in securities, at value (Note 2)	$101,241,904	$287,911,918		$389,153,822
Investment in short term securities, at value	249,987	899,952		1,149,939

Total Investments, at value	101,491,891	288,811,870	-	390,303,761
Cash	3,605,708	1,915,007		5,520,715
Cash collateral for reverse repurchase agreements	270,000	50,000		320,000
Interest receivable	563,778	2,247,118		2,810,896
Principal paydown receivable	24,851	19,339		44,190
Prepaid expenses and other assets	27,865	61,014		88,879

Total assets	105,984,093	293,104,348	-	399,088,441

Liabilities:
Reverse repurchase agreements (Note 5)	31,329,572	84,224,788		115,554,360
Interest payable for reverse repurchase agreements (Note 5)	25,872	81,214		107,086
Payable for TBA transactions	2,108,021	7,588,875		9,696,896
Payable for variation margin	59,188	217,516		276,704
Payable for reorganization costs	-	-	205,840	205,840
Investment advisory fee payable (Note 3)	40,401	112,031		152,432
Administration fee payable (Note 3)	12,431	34,471		46,902
Accrued expenses and other liabilities	66,293	90,700		156,993

Total liabilities	33,641,778	92,349,595	205,840	126,197,213

Net Assets	$72,342,315	$200,754,753	$(205,840)	$272,891,228

Composition of Net Assets:
Capital stock ($0.01 par value, 50,000,000 shares authorized for each Fund)	$101,714	$309,368		$411,082

Additional paid-in capital	139,684,698	282,136,718			421,821,416
Distributions in excess of net investment income	(1,016,595)	(1,284,198)	(205,840)		(2,506,633)
Accumulated net realized loss on investment transactions and futures transactions	(51,319,430)	(63,031,881)			(114,351,311)
Net unrealized depreciation on investment transactions and futures transactions	(15,108,072)	(17,375,254)			(32,483,326)

Net assets applicable to capital stock outstanding	$72,342,315	$200,754,753	$(205,840)		$272,891,228

Total investments at cost	$116,540,775	$305,969,608	$-		$422,510,383

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	10,171,435	30,936,776	975,301	(A)	42,083,512
Net asset value per share	$7.11	$6.49			$6.48

(A) - Adjustment reflects shares issued in conversion.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

Helios Total Return Fund, Inc. (“HTR”) and

Helios Strategic Mortgage Income Fund, Inc. (“HSM”)

For the Twelve Months Ended May 31, 2011 (Unaudited)

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.	Pro Forma Adjustments		HTR Pro Forma Combined Fund
Investment Income (Note 2):
Interest	$6,694,069	$20,551,690	$-		$27,245,759

Expenses:
Investment advisory fees (Note 3)	437,027	1,239,074	-		1,676,101
Reorganization expense	-	-	205,840		205,840
Administration fees (Note 3)	134,470	381,254	-		515,724
Directors’ fees	65,741	65,741	(65,741)	(A)	65,741
Legal fees	67,583	167,199	-		234,782
Audit and tax services	51,173	51,173	(51,173)	(A)	51,173
Custodian	50,147	51,916	(78,421)	(B)	23,642
Insurance	55,872	157,308	(30,005)	(B)	183,175
Report to stockholders	37,342	89,709	(98,551)	(A)	28,500
Transfer agent fees	32,034	45,027	(1,370)	(A)	75,691
Registration fees	23,910	27,422	(7,080)	(A)	44,252
Miscellaneous	8,580	24,578	(21,342)	(A)	11,816
Fund accounting servicing fees	-	-	22,445	(B)	22,445

Total operating expenses	963,879	2,300,401	(125,398)		3,138,882
Interest expense on reverse repurchase agreements	288,972	899,770	-		1,188,742

Total expenses	1,252,851	3,200,171	(125,398)		4,327,624

Net investment income	5,441,218	17,351,519	125,398		22,918,135

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investment transactions	(6,267,760)	(10,097,156)	-		(16,364,916)

Futures transactions	(1,829,373)	(5,329,654)	-	(7,159,027)

Net realized loss on investment transactions and futures transactions	(8,097,133)	(15,426,810)	-	(23,523,943)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	20,423,873	40,560,153	-	60,984,026
Futures transactions	(66,607)	(250,914)	-	(317,521)

Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	20,357,266	40,309,239	-	60,666,505

Net realized and unrealized gain on Investment transactions and futures transactions	12,260,133	24,882,429	-	37,142,562

Net increase in net assets resulting from operations	$17,701,351	$42,233,948	$125,398	$60,060,697

(A) - These adjustments reflect the elimination of duplicate costs or economies of scale.
(B) - These adjustments reflect anticipated contractual changes.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

Helios Total Return Fund, Inc.

May 31, 2011 (Unaudited)

1.	The Funds and the Basis of Consolidation

Helios Strategic Mortgage Income Fund, Inc. (the “Target Fund”) and Helios Total Return Fund, Inc. (the “Acquiring Fund”) (each, a “Fund,” and collectively, the “Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Fund by the Acquiring Fund as if such acquisition had taken place as of May 31, 2011. The Acquiring Fund will be the accounting survivor of the reorganization.

The reorganization involves the transfer of all of the assets and stated liabilities of the Target Fund to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund, and the pro rata distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund, as provided in the Agreement and Plan of Reorganization. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Target Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the unaudited pro forma combined financial statements form a part. The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each exchange occurred on May 31, 2011. The unaudited pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

2.	Acquiring Fund Valuation of Investments and Derivative Instruments

Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Funds’ investments carried at fair value:

Target Fund

Assets	U.S. Government & Agency Obligations	Asset-Backed Securities	Commercial Mortgage - Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Short Term Investments	Total
Description:

Level 1 - Quoted Prices	$-	$-	$-	$-	$-	$-

Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	15,733,705	8,416,673	-	-	249,987	24,400,365

Level 3 - Significant Unobservable Inputs	-	7,617,009	50,290,304	19,184,213	-	77,091,526

Total	$15,733,705	$16,033,682	$50,290,304	$19,184,213	$249,987	$101,491,891

Liabilities	Other Financial Instruments*

Description:

Level 1 - Quoted Prices	$(59,188)

Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	-

Level 3 - Significant Unobservable Inputs	-

Total	$(59,188)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Non-Agency Residential Mortgage-Backed Securities	Total

Balance as of November 30, 2010	$10,945,811	$46,277,362	$12,980,059	$70,203,232

Accrued Discounts (Premiums)	(16,608)	(26,149)	(813,576)	(856,333)

Realized Gain (Loss)	(602,280)	560,490	(238,191)	(279,981)

Change in Unrealized Appreciation (Depreciation)	150,614	5,433,606	2,316,090	7,900,310

Net Purchases (Sales)	(175,035)	(1,955,005)	4,939,831	2,809,791

Transfers out of Level 3	(2,685,493)	-	-	(2,685,493)

Balance as of May 31, 2011	$7,617,009	$50,290,304	$19,184,213	$77,091,526

Change in unrealized gains or losses relating to assets still held at reporting date:	$(235,478)	$4,673,178	$2,229,681	$6,667,381

*Other financial instruments include futures which are valued at the unrealized depreciation on the instrument.

For the six months ended May 31, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Acquiring Fund

Assets	U.S. Government & Agency Obligations	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total

Description:
Level 1 - Quoted Prices	$-	$-	$-	$-	$-	$-	$-	$-
Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	29,482,359	21,915,620	-	-	25,004	19,044,818	899,952	71,367,753
Level 3 - Significant Unobservable Inputs	-	16,662,159	133,229,381	47,357,450	4,690,542	15,504,585	-	217,444,117

Total	$29,482,359	$38,577,779	$133,229,381	$47,357,450	$4,715,546	$34,549,403	$899,952	$288,811,870

Liabilities	Other Financial Instruments*

Description:

Level 1 - Quoted Prices	$(217,516)

Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	-

Level 3 - Significant Unobservable Inputs	-

Total	$(217,516)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage-Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total

Balance as of November 30, 2010	$17,299,132	$125,341,550	$35,271,080	$ 5,944,974	$8,732,050	$192,588,786

Accrued Discounts (Premiums)	166,762	1,176,358	(1,292,421)	(1,190,671)	(7,311)	(1,147,283)

Realized Gain (Loss)	(1,208,426)	(1,211,812)	(547,021)	73,796	17,399	(2,876,064)

Change in Unrealized Appreciation (Depreciation)	1,824,537	10,226,261	4,303,770	37,294	405,475	16,797,337

Net Purchases (Sales)	(1,555,495)	(2,315,251)	9,622,042	(140,788)	4,024,184	9,634,692

Transfers into Level 3	1,928,326	12,275	-	-	2,332,788	4,273,389

Transfers out of Level 3	(1,792,677)	-	-	(34,063)	-	(1,826,740)

Balance as of May 31, 2011	$ 16,662,159	$ 133,229,381	$47,357,450	$4,690,542	$ 15,504,585	$217,444,117

Change in unrealized gains or losses relating to assets still held at reporting date:	$1,008,706	$7,910,425	$3,669,986	$36,449	$459,134	$13,084,700

*Other financial instruments include futures contracts, which are valued at the unrealized depreciation on the instrument.

For the six months ended May 31, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Pro Forma Combined Fund

Assets	U.S. Government & Agency Obligations	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total
Description:
Level 1 - Quoted Prices	$-	$-	$-	$-	$-	$-	$-	$-
Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	45,216,064	30,332,293	-	-	25,004	19,044,818	1,149,939	95,768,118
Level 3 - Significant Unobservable Inputs	-	24,279,168	183,519,685	66,541,663	4,690,542	15,504,585	-	294,535,643

Total	$45,216,064	$54,611,461	$183,519,685	$66,541,663	$4,715,546	$34,549,403	$1,149,939	$390,303,761

Liabilities	Other Financial Instruments*

Description:

Level 1 - Quoted Prices	$(276,704)

Level 2 – Quoted Prices in Inactive Markets or Other Significant Observable Inputs	-

Level 3 - Significant Unobservable Inputs	-

Total	$(276,704)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Commercial Mortgage -Backed Securities	Non-Agency Residential Mortgage-Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2010	$28,244,943	$171,618,912	$48,251,139	$5,944,974	$8,732,050	$262,792,018

Accrued Discounts (Premiums)	150,154	1,150,209	(2,105,997)	(1,190,671)	(7,311)	(2,003,616)

Realized Gain (Loss)	(1,810,706)	(651,322)	(785,212)	73,796	17,399	(3,156,045)

Change in Unrealized Appreciation (Depreciation)	1,975,151	15,659,867	6,619,860	37,294	405,475	24,697,647

Net Purchases (Sales)	(1,730,530)	(4,270,256)	14,561,873	(140,788)	4,024,184	12,444,483

Transfers into Level 3	1,928,326	12,275	-	-	2,332,788	4,273,389

Transfers out of Level 3	(4,478,170)	-	-	(34,063)	-	(4,512,233)

Balance as of May 31, 2011	$24,279,168	$183,519,685	$66,541,663	$4,690,542	$15,504,585	$294,535,643

Change in unrealized gains or losses relating to assets still held at reporting date:	$773,228	$12,583,603	$5,899,667	$36,449	$459,134	$19,752,081

*Other financial instruments include futures contracts, which are valued at the unrealized depreciation on the instrument.

For the six months ended May 31, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following tables set forth the fair value of the Funds’ derivative instruments:

Target Fund

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of May 31, 2011	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(59,188)	$5,110,288

Acquiring Fund

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of May 31, 2011	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(217,516)	$10,691,323

Pro Forma Combined Fund

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of May 31, 2011	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(276,704)	$15,801,611

The following tables set forth the effect of derivative instruments on the Statement of Operations for the period ended May 31, 2011:

Target Fund

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$(1,150,725)	$(31,103)

Acquiring Fund

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$(2,900,106)	$(174,774)

Pro Forma Combined Fund

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$(4,050,831)	$(205,877)

3.	Investment Advisory Agreements and Affiliated Transactions

Each Fund entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at an annual rate of 0.65% of each Fund’s average weekly net assets. During the six months ended May 31, 2011, the Adviser earned $229,537 and $643,776 in investment advisory fees from the Target Fund and the Acquiring Fund, respectively.

Each Fund entered into separate Administration Agreements with the Adviser. The Adviser entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Adviser a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the six months ended May 31, 2011, the Adviser earned $70,627 in administration fees from the Target Fund and $198,085 in administration fees from the Acquiring Fund. The Adviser is responsible for any fees due the Sub-Administrator. Certain officers and/or directors of each Fund are officers and/or directors of the Adviser.

4.	Capital Stock

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Target Fund shareholders would have occurred at May 31, 2011 in connection with the proposed reorganization. The number of shares assumed to be received is equal to the net asset value of shares of HSM as of May 31, 2011, divided by the net asset value of HTR as of May 31, 2011. The pro forma number of shares outstanding, by class, for the combined fund consists of the following:

Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares of Acquiring Fund Post-Combination
30,936,776	11,146,736	42,083,512

5.	Borrowings

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from their portfolios having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At May 31, 2011, the Funds had the following reverse repurchase agreements outstanding:

Target Fund

Face Value	Description	Maturity Amount
$851,000	BNP Paribas, 0.26%, dated 04/13/11, maturity date 06/13/11	$851,184
1,445,000	Credit Suisse, 0.27%, dated 04/13/11, maturity date 07/13/11	1,445,986
1,690,520	Credit Suisse, 1.50%, dated 04/13/11, maturity date 07/13/11	1,696,930
4,708,000	Credit Suisse, 1.50%, dated 04/19/11, maturity date 07/19/11	4,725,851
885,800	Credit Suisse, 1.75%, dated 05/16/11, maturity date 08/15/11	889,718
1,691,822	Credit Suisse, 1.75%, dated 05/25/11, maturity date 08/23/11	1,699,224
10,537,000	Goldman Sachs, 0.26%, dated 05/10/11, maturity date 07/08/11	10,541,490
1,424,923	JP Morgan, 1.26%, dated 05/16/11, maturity date 08/15/11	1,429,463
4,660,899	JP Morgan, 1.27%, dated 04/19/11, maturity date 07/19/11	4,675,862
3,434,608	JP Morgan, 1.66%, dated 05/16/11, maturity date 08/15/11	3,449,024

$31,329,572	Maturity Amount, Including Interest Payable	$31,404,732

	Market Value of Assets Sold Under Agreements	$37,206,506
	Weighted Average Interest Rate	0.99%

Acquiring Fund

Face Value	Description	Maturity Amount
$229,687	Barclays, -0.25%, dated 05/20/11, maturity date 06/21/11	$229,636
3,362,123	Barclays, 1.00%, dated 05/20/11, maturity date 06/21/11	3,365,111
3,131,225	Barclays, 1.00%, dated 05/24/11, maturity date 06/28/11	3,134,269
3,633,178	Barclays, 1.26%, dated 05/17/11, maturity date 08/15/11	3,644,627
5,209,413	Barclays, 1.76%, dated 05/17/11, maturity date 08/15/11	5,232,341
2,290,145	Barclays, 2.01%, dated 05/17/11, maturity date 08/15/11	2,301,656
6,927,000	Credit Suisse, 0.27%, dated 04/13/11, maturity date 07/13/11	6,931,728
13,133,000	Credit Suisse, 1.50%, dated 04/19/11, maturity date 07/19/11	13,182,796
1,358,800	Credit Suisse, 1.75%, dated 05/16/11, maturity date 08/15/11	1,364,811
1,402,725	Credit Suisse, 1.75%, dated 05/25/11, maturity date 08/23/11	1,408,862
9,322,000	Goldman Sachs, 0.26%, dated 05/10/11, maturity date 07/08/11	9,325,972
527,286	JP Morgan, 0.80%, dated 05/20/11, maturity date 06/21/11	527,661
810,787	JP Morgan, 0.84%, dated 05/24/11, maturity date 06/21/11	811,319
23,133,832	JP Morgan, 1.27%, dated 04/19/11, maturity date 07/19/11	23,208,098
9,753,587	JP Morgan, 1.66%, dated 05/16/11, maturity date 08/15/11	9,794,527

$84,224,788	Maturity Amount, Including Interest Payable	$84,463,414

	Market Value of Assets Sold Under Agreements	$103,374,418
	Weighted Average Interest Rate	1.19%

Pro Forma Combined Fund

Face Value	Description	Maturity Amount
$229,687	Barclays, -0.25%, dated 05/20/11, maturity date 06/21/11	$229,636
3,362,123	Barclays, 1.00%, dated 05/20/11, maturity date 06/21/11	3,365,111
3,131,225	Barclays, 1.00%, dated 05/24/11, maturity date 06/28/11	3,134,269
3,633,178	Barclays, 1.26%, dated 05/17/11, maturity date 08/15/11	3,644,627
5,209,413	Barclays, 1.76%, dated 05/17/11, maturity date 08/15/11	5,232,341
2,290,145	Barclays, 2.01%, dated 05/17/11, maturity date 08/15/11	2,301,656

851,000	BNP Paribas, 0.26%, dated 05/13/11, maturity date 06/13/11	851,184
8,372,000	Credit Suisse, 0.27%, dated 04/13/11, maturity date 07/13/11	8,377,714
1,690,520	Credit Suisse, 1.50%, dated 04/13/11, maturity date 07/13/11	1,696,930
17,841,000	Credit Suisse, 1.50%, dated 04/19/11, maturity date 07/19/11	17,908,647
2,244,600	Credit Suisse, 1.75%, dated 05/16/11, maturity date 08/15/11	2,254,529
3,094,547	Credit Suisse, 1.75%, dated 05/25/11, maturity date 08/23/11	3,108,086
19,859,000	Goldman Sachs, 0.26%, dated 05/10/11, maturity date 07/08/11	19,867,462
527,286	JP Morgan, 0.80%, dated 05/20/11, maturity date 06/21/11	527,661
810,787	JP Morgan, 0.84%, dated 05/24/11, maturity date 06/21/11	811,319
1,424,923	JP Morgan, 1.26%, dated 05/16/11, maturity date 08/15/11	1,429,463
27,794,731	JP Morgan, 1.27%, dated 04/19/11, maturity date 07/19/11	27,883,960
13,188,195	JP Morgan, 1.66%, dated 05/16/11, maturity date 08/15/11	13,243,551

$115,554,360	Maturity Amount, Including Interest Payable	$115,868,146

	Market Value of Assets Sold Under Agreements	$140,580,924
	Weighted Average Interest Rate	1.14%

The average daily balances of reverse repurchase agreements outstanding during the six months ended May 31, 2011, was approximately $31,285,283 at a weighted average interest rate of 0.97% for the Target Fund and approximately $84,446,795 at a weighted average interest rate of 1.20% for the Acquiring Fund.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $31,946,895, which was 30.35% of total assets for the Target Fund and $85,735,673, which was 29.70% of total assets for the Acquiring Fund.

6.	Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended May 31, 2011, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 2011 for either Fund. As of May 31, 2011, the following futures contracts were outstanding:

Target Fund

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$4,000,000	5 Year U.S. Treasury Note	September 2011	$4,754,700	$4,765,325	$(10,625)
11,100,000	10 Year U.S. Treasury Note	September 2011	13,560,246	13,608,809	(48,563)

$15,100,000			$18,314,946	$18,374,134	$(59,188)

Acquiring Fund

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$36,900,000	5 Year U.S. Treasury Note	September 2011	$43,864,875	$43,962,891	$(98,016)
24,000,000	10 Year U.S. Treasury Note	September 2011	29,321,250	29,426,250	(105,000)
2,900,000	30 Year U.S. Treasury Bond	September 2011	3,605,969	3,620,469	(14,500)

$63,800,000			$76,792,094	$77,009,610	$(217,516)

Pro Forma Combined Fund

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$40,900,000	5 Year U.S. Treasury Note	September 2011	$48,619,575	$48,728,216	$(108,641)
35,100,000	10 Year U.S. Treasury Note	September 2011	42,881,496	43,035,059	(153,563)
2,900,000	30 Year U.S. Treasury Bond	September 2011	3,605,969	3,620,469	(14,500)

$78,900,000			$95,107,040	$95,383,744	$(276,704)

7.	Federal Income Tax Information

Each Fund has met the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. After the reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes. Therefore, no federal income or excise tax provision is required. The Acquiring Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of May 31, 2011, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2011, open taxable years consisted of the taxable years ended November 30, 2007 through November 30, 2010. No examination of either Fund is currently in progress.

As of May 31, 2011, the Funds’ capital loss carryforwards were as follows:

	Target Fund	Acquiring Fund
2011	$1,070,268	$—
2013	1,251,786	2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904
2017	29,316,926	27,458,374
2018	11,507,325	13,903,205

8.	Designation of Restricted Illiquid Securities

The Funds invest in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2011, the Funds held restricted securities as shown in the tables below that the Advisor has deemed illiquid pursuant to procedures adopted by the Funds’ Boards of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Target Fund

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets

Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.76%	09/10/45	04/06/06	$953,945	$50,000	0.07%

Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.83	04/10/49	05/24/07	2,586,729	55,500	0.08

Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	431,867	8,453	0.01

Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.62	03/11/39	03/08/06	1,048,394	487,709	0.67

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class B	5.91	06/11/40	09/22/10	416,380	748,759	1.04

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class C	5.91	06/11/40	09/22/10	468,691	786,175	1.09

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.91	06/11/40	09/22/10	289,857	458,932	0.63
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.63	01/15/46	02/27/06	988,474	33,727	0.05

Commercial Mortgage Pass Through Certificates Series 2007-C9, Class J	6.01	12/10/49	12/17/10	90,560	112,294	0.16

Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.78	02/15/39	03/07/06	2,176,476	495,864	0.69

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.29	09/15/39	09/21/06	3,102,224	20,790	0.03

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	470,710	2,052	0.00

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	488,428	1,413	0.00

First Horizon Asset Securities, Inc. Series 2005-4, Class B4	5.46	07/25/35	06/28/05	-	2	0.00

Harborview Mortgage Loan Trust Series 2005-9, Class B11	1.95	06/20/35	10/03/07	373,354	10,067	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.91	06/12/47	10/11/07	520,400	61,817	0.09
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	6.00	06/15/49	06/28/07	1,814,067	37,580	0.05

Morgan Stanley Capital I, Inc. Series 2004-HQ4, Class G	5.49	04/14/40	03/01/06	982,544	550,000	0.76

Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class B	5.52	03/15/44	01/07/11	462,032	464,400	0.64

Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class C	5.56	03/15/44	01/07/11	250,741	263,892	0.36

Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	6.95	06/10/35	12/22/04	475,773	331,851	0.46

Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.70	02/10/36	03/09/04	316,409	157,730	0.22

Resix Finance Limited Credit-Linked Notes Series 2004-B, Class B9	8.45	02/10/36	05/21/04	802,418	443,336	0.61

Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.70%	09/10/36	09/23/04	$707,564	$386,188	0.53%

Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.30	09/10/37	09/09/05	1,817,612	127,233	0.18

Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class F	5.42	07/15/42	10/15/10	1,045,336	1,410,000	1.95

Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,661,499	38,978	0.05

					$7,544,742	10.43%

Acquiring Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets

Banc of America Commercial Mortgage, Inc. Series 2006-2, Class J	5.48%	05/10/45	06/12/06	$302,034	$16,108	0.01%

Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.83	04/10/49	05/24/07	4,311,215	92,500	0.05

Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.62	03/11/39	03/08/06	1,620,421	753,732	0.37

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class B	5.91	06/11/40	09/22/10 – 03/03/11	2,751,746	3,612,941	1.80

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class C	5.91	06/11/40	09/22/10	1,347,939	2,261,015	1.13

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.91	06/11/40	09/22/10	824,976	1,306,191	0.65

Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class F	6.18	09/11/42	10/11/07	226,977	130,676	0.06

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.63	01/15/46	02/27/06	988,474	33,727	0.02

Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO	3.95	07/16/34	09/26/01	1,713,050	1,878,200	0.93

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J	4.65	11/15/37	12/16/04	929,337	293,446	0.15

Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.78	02/15/39	03/07/06	4,352,030	991,517	0.49

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.29	09/15/39	09/21/06	5,170,374	34,650	0.02

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	627,613	2,736	0.00

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	651,814	1,885	0.00

Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	538,810	439,084	0.22

Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25%	01/15/11	12/20/95	$677,199	$44,364	0.02%

GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1	1.91	05/10/36	05/22/03	1,660,384	1,651,230	0.82

Harborview Mortgage Loan Trust Series 2005-9, Class B11	1.95	06/20/35	10/03/07	623,816	16,821	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.91	06/12/47	10/11/07	1,040,801	123,635	0.06
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	6.00	06/15/49	06/28/07	480,324	12,775	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	6.00	06/15/49	06/28/07	906,551	18,780	0.01

LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	5,114,193	4,893,331	2.44

LNR CDO V Limited Series 2007-1A, Class F	1.64	12/26/49	02/27/07	3,750,000	-	0.00

Morgan Stanley Capital I, Inc. Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	238,210	17,989	0.01

Morgan Stanley Capital I, Inc. Series 2006-T21, Class H	5.49	10/12/52	04/06/06	1,403,649	525,000	0.26

RESI Finance LP Series 2004-B, Class B5	1.75	02/10/36	05/21/04	2,289,138	1,327,700	0.66

Residential Funding Mortgage Securities I, Inc. Series 2003-S2, Class B1	5.75	02/25/33	10/25/07	159,550	102,245	0.05

Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.30	09/10/37	09/09/05	3,653,223	254,466	0.13

Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	6.95	06/10/35	12/22/04	956,303	663,703	0.33

Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	5.95	12/10/35	11/19/03	1,115,169	630,071	0.31

Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.70	02/10/36	03/09/04	553,716	276,027	0.14

Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.70	09/10/36	09/23/04	1,061,346	579,283	0.29

Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1	1.52	11/15/34	10/30/02	1,108,441	1,161,112	0.58

					$24,146,940	12.03%

Pro Forma Combined Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets

Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.76%	09/10/45	04/06/06	$953,945	$50,000	0.02%

Banc of America Commercial Mortgage, Inc. Series 2006-2, Class J	5.48	05/10/45	06/12/06	302,034	16,108	0.01

Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.83	04/10/49	05/24/07	6,897,944	148,000	0.05

Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	431,867	8,453	0.00

Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.62	03/11/39	03/08/06	2,668,815	1,241,441	0.45

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class B	5.91	06/11/40	09/22/10	3,168,126	4,361,700	1.60

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class C	5.91	06/11/40	09/22/10	1,816,630	3,047,190	1.12

Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.91	06/11/40	09/22/10	1,114,833	1,765,123	0.65

Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class F	6.18	09/11/42	10/11/07	226,977	130,676	0.05
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.63	01/15/46	02/27/06	1,976,948	67,454	0.02
Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO	3.95	07/16/34	09/26/01	1,713,050	1,878,200	0.69
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class J	6.01	12/10/49	12/17/10	90,560	112,294	0.04
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J	4.65	11/15/37	12/16/04	929,337	293,446	0.11

Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.78	02/15/39	03/07/06	6,528,506	1,487,381	0.54

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.29	09/15/39	09/21/06	8,272,598	55,440	0.02

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	1,098,323	4,788	0.00

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	1,140,242	3,298	0.00

Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	538,810	439,084	0.16

First Horizon Asset Securities, Inc. Series 2005-4, Class B4	5.46	07/25/35	06/28/05	-	2	0.00

Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	01/15/11	12/20/95	677,199	44,364	0.02

GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1	1.91	05/10/36	05/22/03	1,660,384	1,651,230	0.60

Harborview Mortgage Loan Trust Series 2005-9, Class B11	1.95	06/20/35	10/03/07	997,170	26,888	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.91	06/12/47	10/11/07	1,561,201	185,452	0.07
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	6.00	06/15/49	06/28/07	480,324	12,775	0.00
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	6.00	06/15/49	06/28/07	2,720,618	56,360	0.02

LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	5,114,193	4,893,331	1.79

LNR CDO V Limited Series 2007-1A, Class F	1.64	12/26/49	02/27/07	3,750,000	-	-

Morgan Stanley Capital I, Inc. Series 2004-HQ4, Class G	5.49	04/14/40	03/01/06	982,544	550,000	0.20

Morgan Stanley Capital I, Inc. Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	238,210	17,989	0.01

Morgan Stanley Capital I, Inc. Series 2006-T21, Class H	5.49	10/12/52	04/06/06	1,403,649	525,000	0.19

Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class B	5.52	03/15/44	01/07/11	462,032	464,400	0.17

Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class C	5.56	03/15/44	01/07/11	250,741	263,892	0.10

RESI Finance LP Series 2004-B, Class B5	1.75	02/10/36	05/21/04	2,289,138	1,327,700	0.49

Residential Funding Mortgage Securities I, Inc. Series 2003-S2, Class B1	5.75	02/25/33	10/25/07	159,550	102,245	0.04

Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	6.95	06/10/35	12/22/04	1,432,076	995,554	0.36

Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	5.95	12/10/35	11/19/03	1,115,169	630,071	0.23

Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.70	02/10/36	03/09/04	870,125	433,757	0.16

Resix Finance Limited Credit-Linked Notes Series 2004-B, Class B9	8.45	02/10/36	05/21/04	802,418	443,336	0.16

Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.70	09/10/36	09/23/04	1,768,910	965,471	0.35%

Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.30	09/10/37	09/09/05	5,470,835	381,699	0.14

Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1	1.52	11/15/34	10/30/02	1,108,441	1,161,112	0.43

Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class F	5.42	07/15/42	10/15/10	1,045,336	1,410,000	0.52

Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,661,499	38,978	0.01

					$31,691,682	11.60%

9.	Pro Forma Operating Expenses

The pro forma condensed combined statement of operations for the twelve-month period ending May 31, 2011 as adjusted, giving effect to the Reorganization reflects the changes in expense of the Acquiring Fund as if the Reorganization were consummated on May 31, 2011. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C

PROXY VOTING POLICIES

BROOKFIELD INVESTMENT MANAGEMENT INC.

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Exhibit a attached hereto.

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are attached as EXHIBIT A.

EXHIBIT A

2011 U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

—	An auditor has a financial interest in or association with the company, and is therefore not independent;
—	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
—	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
—	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

—	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶▶▶

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
—	A classified board structure;
—	A supermajority vote requirement;
—	Majority vote standard for director elections with no carve out for contested elections;
—	The inability for shareholders to call special meetings;
—	The inability for shareholders to act by written consent;
—	A dual-class structure; and/or
—	A non-shareholder approved poison pill.
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
—

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

—	The issuer’s rationale;
—	The issuer’s governance structure and practices; and
—	The issuer’s track record of accountability to shareholders.

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
1.17.	Failure to replace management as appropriate; or
1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4.	Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

▶▶▶▶▶

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

▶▶▶▶▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
—	Two-thirds independent board;
—	All independent key committees;
—	Established governance guidelines;
—

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

—	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

—

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

—	The value of the NOLs;
—	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
—

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

—	Any other factors that may be applicable.

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Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

—	No lower than a 20% trigger, flip-in or flip-over;
—	A term of no more than three years;
—	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
—

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

—	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
—	The value of the NOLs;
—	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
—

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

—	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

—	Shareholders’ current right to act by written consent;
—	The consent threshold;
—	The inclusion of exclusionary or prohibitive language;
—	Investor ownership structure; and
—	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

—	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;
—	A majority vote standard in uncontested director elections;

3 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

—	No non-shareholder-approved pill; and
—	An annually elected board.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

—	Shareholders’ current right to call special meetings;
—	Minimum ownership threshold necessary to call special meetings (10% preferred);
—	The inclusion of exclusionary or prohibitive language;
—	Investor ownership structure; and
—	Shareholder support of, and management’s response to, previous shareholder proposals.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
¡	The company’s use of authorized shares during the last three years
—	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
¡	The company’s use of authorized preferred shares during the last three years;
—	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

—	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
—

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

—

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

—

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

—

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

—	There is a misalignment between CEO pay and company performance (pay for performance);
—	The company maintains problematic pay practices;
—	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

—

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

—

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

—

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

—	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
—

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

—	AGAINST management “say on pay” (MSOP) proposals;
—	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
¡	In egregious situations;
¡	When no MSOP item is on the ballot; or
¡	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
—	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

—	Problematic practices related to non-performance-based compensation elements;
—	Incentives that may motivate excessive risk-taking; and
—	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

—	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
—	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
—	New or extended agreements that provide for:
¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

—	Multi-year guaranteed bonuses;
—	A single performance metric used for short- and long-term plans;
—	Lucrative severance packages;
—	High pay opportunities relative to industry peers;
—	Disproportionate supplemental pensions; or
—	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

—	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
—	Duration of options backdating;
—	Size of restatement due to options backdating;
—	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
—	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

—	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
—	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

—	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
—	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
—

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

—	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
—	Potentially excessive severance payments;
—	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
—

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

—

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

—	The total cost of the company’s equity plans is unreasonable;
—	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
—

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

—

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

—

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

—	The plan is a vehicle for problematic pay practices.

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Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

—	while employed and/or for two years following the termination of their employment ; or
—	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

—	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines;
-	A holding period requirement coupled with a significant long-term ownership requirement; or
-	A meaningful retention ratio;
—	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
—	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
—	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

—	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
—	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
—	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

—	Whether adoption of the proposal is likely to enhance or protect shareholder value;
—	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
—	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
—	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
—	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
—	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
—	What other companies have done in response to the issue addressed in the proposal;
—	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
—	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
—	Whether the subject of the proposal is best left to the discretion of the board;
—	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
—	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

—	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
—	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

—	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
—	The level of gender and racial minority representation that exists at the company’s industry peers;
—	The company’s established process for addressing gender and racial minority board representation;
—	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
—	The independence of the company’s nominating committee;
—	The company uses an outside search firm to identify potential director nominees; and
—	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

—

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

—	The company’s level of disclosure is comparable to that of industry peers; and
—	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

—	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

—	Whether company disclosure lags behind industry peers;

—	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

—	The feasibility of reduction of GHGs given the company’s product line and current technology and;

—	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

—	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
—	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
—	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
—	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

—	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
—	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

—	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
—

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

—	The degree to which existing relevant policies and practices are disclosed;
—	Whether or not existing relevant policies are consistent with internationally recognized standards;
—	Whether company facilities and those of its suppliers are monitored and how;
—	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
—	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
—	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
—	The scope of the request; and
—	Deviation from industry sector peer company standards and practices.

▶▶▶▶▶

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

—

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

—	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

APPENDIX D

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

D-1

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BBB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

D-2

PART C: OTHER INFORMATION

Item 15.	Indemnification

The Registrant’s Charter limits the personal liability of Directors and Officers to the Registrant and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Charter, the Registrant’s Directors and Officers have no liability to the Registrant and its shareholders for money damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, (b) active or deliberate dishonesty that is established by a final judgment and is material to the cause of action. In accordance with the 1940 Act, the Charter does not protect or purport to protect Directors and Officers against any liability to the Registrant or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, the Registrant’s Charter provides that the Registrant will indemnify (a) its Directors and Officers, whether serving the Registrant or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) other employees and agents to such extent as shall be authorized by the Board or the Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act. Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Under Maryland law, the Registrant is entitled to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief the he or she has met the standard of conduct necessary for indemnification and (b) a written unsecured undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Registrant, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the Charter or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Registrant has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Registrant which is not inconsistent with the indemnification provisions of the Charter and applicable law.

Item 16.     Exhibits

(1)	(a) Articles of Incorporation of the Registrant dated May 25, 1989. (1)
(b) Articles of Amendment of the Registrant dated July 21, 1989. (2)
(c) Articles of Amendment of the Registrant dated May 8, 2007. (4)
(2)	By-Laws of the Registrant. (3)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization. (5)
(5)	Instruments defining the rights of holders of securities being registered are herein incorporated by reference from the Fund’s Articles of Incorporation and Bylaws.
(6)	Advisory Agreement between Registrant and Hyperion Brookfield Asset Management Inc. dated April 28, 2005. (4)
(7)	Not applicable.
(8)	Not applicable.
(9)	Custodian Contract between the Registrant and U.S. Bank National Association dated December 1, 2011. (6)
(10)	Not applicable.
(11)	(a) Consent of Paul Hastings LLP. (6)
(b) Opinion and Consent of Venable LLP. (5)
(12)	Form of Opinion of Paul Hastings LLP regarding tax matters. (5)
(13)	(a) Administration Agreement between Registrant and Hyperion Capital Management, Inc. dated December 1, 1996. (1)
(b) Sub-Administration Agreement between Brookfield Investment Management, Inc. and U.S. Bancorp Fund Services, LLC dated December 1, 2011. (6)
(14)	Consent of Independent Registered Public Accounting Firm. (6)
(15)	Not applicable.
(16)	Powers of Attorney (5)
(17)	(a) Form of Proxy for HSM. (6)
(b) Form of Proxy for HTR. (6)

(1)	Filed with Registrant’s Registration Statement on Form N-2 on July 12, 2001 (File Nos. 333-64994 and 811-05820).
(2)	Filed with Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 on August 10, 2001 (File Nos. 333-64994 and 811-05820).
(3)	Filed with Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 on August 17, 2001 (File Nos. 333-64994 and 811-05820).
(4)	Filed with Registrant’s Registration Statement on Form N-2 on August 28, 2007 (File Nos. 333-145748 and 811-05820).
(5)	Filed with Registrant’s Registration Statement on Form N-2 on November 22, 2011 (File Nos. 333-178129 and 811-05820).
(6)	Filed herewith.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on January 9, 2012.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ KIM G. REDDING
Name: Kim G. Redding
Title: President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KIM G. REDDING	President	January 9, 2012
Kim G. Redding

/s/ Steven M. Pires	Principal Financial Officer	January 9, 2012
Steven M. Pires

*	Director	January 9, 2012
Rodman L. Drake

*	Director	January 9, 2012
Diana H. Hamilton

*	Director	January 9, 2012
Stuart A. McFarland

*	Director	January 9, 2012
Louis P. Salvatore

*By:	/s/ Jonathan C. Tyras	Attorney-in-Fact	January 9, 2012
Jonathan C. Tyras

Exhibits

(9)	Custodian Contract between the Registrant and U.S. Bank National Association dated December 1, 2011.

(11)(a)	Consent of Paul Hastings LLP.

(13)(b)	Sub-Administration Agreement between Brookfield Investment Management Inc. and U.S. Bancorp Fund Services, LLC dated December 1, 2011.

(14)	Consent of Independent Registered Public Accounting Firm.

(17)(a)	Form of Proxy for HSM.

(17)(b)	Form of Proxy for HTR.